                                AMENDMENT NO. 1
                                       TO
                               STATION AGREEMENT

     Amendment dated as of October 1, 1973, to Station Agreement dated as of January 1, 1968, among OHIO POWER COMPANY, an Ohio corporation (herein called "Ohio"), BUCKEYE POWER, INC., an Ohio corporation not for profit (herein called "Buckeye"), and CARDINAL OPERATING COMPANY, an Ohio corporation (herein called "Operating Company").

                             W I T N E S S E T H :

     WHEREAS Ohio is an electric utility company organized and existing under the laws of the State of Ohio and is engaged in the generation, transmission and distribution of electric energy in said State; and

     WHEREAS Buckeye is a corporation not for profit organized and existing under the laws of the State of Ohio which provides a source of electric power and energy for transmission, distribution and use within the State of Ohio by its membership, which presently consists of twenty-eight cooperatively organized non-profit electric companies operating in said State; and

     WHEREAS Ohio is the owner of a steam electric generating unit at the Cardinal Station located near Brilliant, Ohio and Buckeye is the owner of a second steam electric generating unit at the Cardinal Station and Ohio and Buckeye own as tenants in common certain interests in real property and general facilities at the Cardinal Station; and

     WHEREAS Operating Company is a corporation organized under the laws of the State of Ohio by Ohio and Buckeye to operate and maintain the Cardinal Station; and

     WHEREAS Ohio, Buckeye and Operating Company have entered into a Station Agreement dated as of January 1, 1968 with respect to the operation of the Cardinal Station; and

     WHEREAS by deed dated October 4, 1973 Ohio has conveyed to Buckeye a certain parcel of land at the Cardinal Station upon which an additional steam electric generating unit, to be owned by Buckeye, is being constructed; and

     WHEREAS, Ohio, Buckeye and Operating Company desire to amend the Station Agreement in connection with the development of arrangements for the construction of the additional steam electric generating unit at the Cardinal Station and the operation of the Cardinal Station prior to, and after, the completion of construction of such generating unit;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto do hereby agree as follows:

                                ARTICLE ONE.

                                Definitions.

     1. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Section 1.1 of the Station
Agreement in its entirety and in lieu thereof substitute the following:

     1.1 The following terms when used herein shall have the meanings specified:

          Additional Cardinal Station means the aggregate of (a)
Buckeye's Additional Land, (b) Buckeye's Additional Unit, (c)
Additional Common Facilities, and (d) Buckeye's Additional
Substation Facilities.

          Additional Cardinal Station Coal Stock means the tons of coal in storage at the Cardinal Station for the Additional
Cardinal Station.

          Additional Common Facilities means all items of property associated with Buckeye's Additional Unit which are useful and/or necessary for operation of the then existing Cardinal Station generating units, including replacements and/or additions from time to time made in respect thereof, and which cannot be properly associated specifically with the Initial Units, Buckeye's Additional Unit, the Initial Substation Facilities or Buckeye's Additional Substation Facilities. Additional Common Facilities are more specifically described in
Part VII of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

          Additional Plans means the drawings and descriptions relating to the Additional Cardinal Station that are listed in Appendix B hereto.

          Additional Unit Monthly Coal Requirement means the amounts of coal (tons) allocable to the Total Net Generation of the Additional Cardinal Station during such month.

          Additional Unit Monthly Fuel Handling Costs means the total monthly costs incurred by Operating Company for such month for handling all fuels and ashes for the Additional Cardinal Station, excluding coal unloading and storing costs but including the net costs of (or credit for amount realized from) the disposal of ashes or other by-products of combustion.

          Agreement means the Station Agreement, dated as of January 1, 1968, among Ohio, Buckeye and Operating Company, as the same shall from time to time be amended, modified, revised and/or supplemented.

          Back-up Energy means energy determined to be associated with Back-up Power supplied in accordance with the provisions of Article Nine.

          Back-up Power means any capacity and associated energy supplied by Ohio pursuant to Section 9.2(a) of this Agreement to firm up Buckeye's Total Firm Reservation.

          Bonds mean the bonds which have been, and from time to time may in the future be, issued pursuant to the provisions of the Buckeye Mortgage.

          Buckeye Additional Cardinal Station Facilities means the aggregate of (a) Buckeye's Additional Land, (b) Buckeye's Additional Unit, (c) Buckeye's Additional Substation Facilities, and (d) the respective portions of the Common Land, the Initial Cardinal Station Common Facilities and the Additional Common Facilities allocable to Buckeye's Additional Unit.

          Buckeye's Additional Land means the parcels of land described as Buckeye's Additional Land in the description of the Cardinal Station Site contained in Part I of Appendix A hereto, which descriptions may be modified or supplemented from time to time by mutual agreement among the parties hereto.

          Buckeye's Additional Substation Facilities means all items of property owned by Buckeye which are located at Cardinal Station appurtenant to Buckeye's Additional Unit and which are required and/or useful to connect Buckeye's Additional Unit electrically with the Cardinal Station high voltage busses which are classified under Accounts 351 through 359 and Account 397 of the Uniform System of Accounts. Buckeye's Additional Substation Facilities are described in Part X of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

          Buckeye's Additional Unit means the nominally rated
615,000 kw steam electric generating unit to be located on Buckeye's Additional Land.

     Buckeye's Additional Unit is described in Part IV of
Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

          Buckeye's Additional Unit Capacity Reservation for any month means the amount of capacity that Buckeye must reserve from Buckeye's Additional Unit after Buckeye's Initial Cardinal Station Capacity Reservation is equal to 86.9565% of the then Buckeye's Contractual Net Capability of Buckeye's Initial Unit, in order that Buckeye's total reservation of capacity from the generating units owned by it, up to Buckeye's maximum entitlement thereto, shall not be less than the Buckeye Cardinal Peak Demand established in any month prior to and including such month. Buckeye's Additional Unit Capacity Reservation shall be determined in accordance with the provisions of Section 8.4.

          Buckeye Additional Unit Monthly Carrying Charge means an amount equal to (A) the sum of the fixed charges applicable to Buckeye's investment in Buckeye Additional Cardinal Station Facilities (including in the case of additions and/or replacements effected in accordance with Section 3.2 the cost of any such additions and the net cost of any such replacements to the extent not covered by insurance or by amounts recovered from third parties, but excluding working capital and investments in fuel stock, materials and supplies and spare parts) for any month represented by (i) an amount equal to the portion properly allocable to such month of the amount which Buckeye shall be obligated pursuant to the Second Supplemental Indenture comprising a part of the Buckeye Mortgage to apply to the redemption or retirement of long term indebtedness of Buckeye evidenced by Bonds (not exceeding $204,500,000) actually required and employed to finance Buckeye Additional Cardinal Station Facilities, or which Buckeye shall be obligated to apply to the purchase, redemption or retirement of Bonds issued subsequent to the date of the acquisition by Buckeye of Buckeye's Additional Land upon refunding of any long term indebtedness then issued to finance any portion of Buckeye Additional Cardinal Station Facilities as aforesaid and outstanding; provided that the maturity of the mortgage bonds so issued upon any such refunding shall not be prior to January 1, 2010 and that the sinking fund, if any, provided for the purchase, redemption or retirement of such mortgage bonds shall not result in a retirement of such mortgage bonds in an amount in any year greater than that which would be effected under levelized debt service of such mortgage bonds over a period commencing with the date of the authentication and delivery thereof and terminating on the later of (1) January 1, 2010 and (2) the date of the maturity of such mortgage bonds, (ii) the amounts of interest properly chargeable by Buckeye to Accounts 427 and 431 of the Uniform System of Accounts in respect of Buckeye's long term indebtedness referred to in subclause (i) of this clause (A), (iii) the amounts of amortization of debt discount or premium and expenses properly chargeable by Buckeye to Accounts 428 and 429 in respect of Buckeye's long term indebtedness referred to in subclause (i) of this clause (A), and (iv) the amounts of taxes and insurance properly chargeable by Buckeye to Accounts 408 and 924 as applicable to Buckeye's Additional Cardinal Station Facilities, plus (B) an amount equal to the sum of (i) an amount as a credit in respect of any capital invested by Buckeye in Buckeye's portion of Buckeye Additional Cardinal Station Facilities in excess of the capital invested therein evidenced by Buckeye's long term indebtedness referred to in subclause (A)(i) above (including in the case of additions and/or replacements effected in accordance with Section 3.2 the cost of any such additions and the net cost of any such replacements to the extent not covered by insurance or by amounts recovered from third parties, but excluding working capital and investments in fuel stock, materials and supplies and spare parts) computed on the basis of a thirty-five year semi-annual capital recovery factor as shown in Column 6 under the heading "Partial Payment" in the Financial Compound Interest and Annuity Tables published by the Financial Publishing Company, Fourth Edition, 1969, for a rate of eight and one-half per cent per annum, plus (ii) an amount sufficient to reimburse Buckeye for any amount of taxes determined to be attributable to receipt by Buckeye of that portion of the amount computed as provided in subclause (i) of this clause (B) applicable to capital contributed to Buckeye by the Buckeye Members and invested by Buckeye in the Buckeye Additional Cardinal Station Facilities as aforesaid, after giving effect to any allowable deductions, and properly chargeable by Buckeye to Account 409 of the Uniform System of Accounts, so as to enable Buckeye, after provision for such taxes, to realize the net amount included in the amount so computed in respect of such contributed capital, minus (C) the amount of interest and dividend income properly credited by Buckeye for such month to Account 419 or Account 421 of the Uniform System of Accounts in respect of amounts accumulated for payment of principal, premium and interest on the long term indebtedness of Buckeye referred to in subclause (A)(i) above.

     Buckeye's Additional Unit Monthly Energy for any month means that portion of the Total Net Generation of Buckeye's Additional
Unit allocated to Buckeye for such month in accordance with the principles set forth in Article Eight hereof.

     Buckeye Cardinal Hourly Demand for any hour means the kilowatt demand at the Cardinal Station's high-voltage busses which is equal to the product obtained by multiplying (a) the Power Delivery Facilities Hourly Demand plus the Ohio Edison Transfer Points Hourly Demand (in each case as defined in the Power Delivery Agreement) for such hour by (b) the applicable Transmission Loss Correction Factor (determined as provided in the Power Delivery Agreement) for Ohio's Bulk Transmission Facilities for such hour.

     Buckeye Cardinal Hourly Energy for any hour means an amount of kilowatthours of electric energy at the Cardinal Station high-voltage busses which is numerically equal to the Buckeye
Cardinal Hourly Demand for such hour.

     Buckeye Cardinal Monthly Demand for any month means the kilowatt demand at the Cardinal Station high-voltage busses which is equal to the maximum Buckeye Cardinal Hourly Demand for such month.

     Buckeye Cardinal Peak Demand for any month means the maximum
Buckeye Cardinal Monthly Demand established in any month prior to and including such month.

     Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit at any time means an amount equal to the average Total Net Capability thereof as determined in accordance with the procedure set forth in Appendix C hereto for the then effective Ohio Maximum Peak Requirement Quarter.

     Buckeye's Excess Supplementary Power Demand means an amount of capacity, as of the high-voltage Cardinal Station busses, to be furnished to Buckeye by Ohio in excess of the maximum permissible amount of Buckeye's Supplementary Power Demand, determined as provided in Section 10.3(b).

     Buckeye's Initial Cardinal Station Capacity Reservation means an amount of capacity, as of the high-voltage Cardinal
Station busses, which shall be determined in accordance with the provisions of Section 8.4.

     Buckeye's Initial Land means the parcel of land described as Buckeye's Initial Land in the description of the Cardinal Station Site contained in Part I of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Buckeye's Initial Substation Facilities means the items of property to be located at the Initial Cardinal Station described in Part IX of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Buckeye's Initial Unit means the nominally rated 615,000 kw steam electric generating unit, which commenced commercial operation on July 1, 1967. Buckeye's Initial Unit is described in
Part III of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Buckeye Initial Unit Monthly Carrying Charge means an amount equal to (A) the sum of the fixed charges applicable to Buckeye's investment in Buckeye's Portion of the Initial Cardinal Station (including in the case of additions and/or replacements effected in accordance with Section 3.2 the cost of any such additions and the net cost of any such replacements to the extent not covered by insurance or by amounts recovered from third parties, but excluding working capital and investments in fuel stock, materials and supplies and spare parts) for any month represented by (i) an amount equal to the portion properly allocable to such month of the amount which Buckeye shall be obligated pursuant to
Section 8.01 of the Buckeye Mortgage to apply to the redemption or retirement of long term indebtedness of Buckeye evidenced by Bonds of the 1997 Series issued under the Buckeye Mortgage, or which Buckeye shall be obligated to apply to the purchase, redemption or retirement of any long term indebtedness of Buckeye evidenced by mortgage bonds issued subsequent to June 27, 1968 upon refunding of any long term indebtedness then issued and outstanding as aforesaid; provided that the maturity of the mortgage bonds so issued upon any such refunding shall not be prior to April 1, 1997 and that the sinking fund, if any, provided for the purchase, redemption or retirement of such mortgage bonds shall not result in a retirement of such mortgage bonds in an amount in any year greater than that which would be effected under levelized debt service of such mortgage bonds over a period commencing with the date of the authentication and delivery thereof and terminating on the later of (1) April 1, 1997 and (2) the date of the maturity of such mortgage bonds,
(ii) the amounts of interest properly chargeable by Buckeye to Accounts 427 and 431 of the Uniform System of Accounts in respect of Buckeye's long term indebtedness referred to in subclause (i) of this clause (A) and any other indebtedness for borrowed money incurred by Buckeye on the Closing Date under the Purchase Agreement dated as of January 1, 1968 between Buckeye and Ohio as an incident to consummation of the transactions provided for therein, (iii) the amounts of amortization of debt discount or premium and expenses properly chargeable by Buckeye to Accounts 428 and 429 in respect of Buckeye's long term indebtedness referred to in subclause (i) of this clause (A), (iv) the amounts of taxes and insurance properly chargeable by Buckeye to Accounts 408 and 924 as applicable to Buckeye's Portion of the Initial Cardinal Station, and (v) during such period as shall be required to produce an amount equal to one year's requirement of debt service on the Bonds of the 1997 Series referred to in subclause
(i) of this clause (A), an amount equal to 10% of the sum of the amounts specified in subclauses (i) and (ii) of this clause (A), plus (B) an amount equal to the sum of (i) an amount as a credit in respect of any capital invested by Buckeye in Buckeye's Portion of the Initial Cardinal Station in excess of the capital invested therein evidenced by Buckeye's long term indebtedness referred to in subclause (A)(i) above (including in the case of additions and/or replacements effected in accordance with Section
3.2 the cost of any such additions and the net cost of any such replacements to the extent not covered by insurance or by amounts recovered from third parties, but excluding working capital and investments in fuel stock, materials and supplies and spare parts) computed on the basis of a thirty-five year semi-annual capital recovery factor as shown in Column 6 under the heading "Partial Payment" in the Financial Compound Interest and Annuity Tables published by the Financial Publishing Company, Third Edition, 1961, for a rate of six and three-quarters per cent per annum, plus (ii) an amount sufficient to reimburse Buckeye for any amount of taxes determined to be attributable to receipt by Buckeye of that portion of the amount computed as provided in subclause (i) of this clause (B) applicable to capital contributed to Buckeye by the Buckeye Members and invested by Buckeye in Buckeye's Portion of the Initial Cardinal Station as aforesaid, after giving effect to any allowable deductions, and properly chargeable by Buckeye to Account 409 of the Uniform System of Accounts, so as to enable Buckeye, after provision for such taxes, to realize the net amount included in the amount so computed in respect of such contributed capital, minus (C) the amount of interest and dividend income properly credited by Buckeye for such month to Account 419 or Account 421 of the Uniform System of Accounts in respect of amounts accumulated for payment of principal, premium and interest on the long term indebtedness of Buckeye referred to in subclause (A)(i) above, including the debt service reserve to be established as contemplated by subclause (A)(v) above.

     Buckeye's Initial Unit Monthly Energy for any month means
Buckeye's portion of the Total Net Generation of Initial Cardinal
Station for such month determined in accordance with the principles set forth in Article Eight hereof.

     Buckeye's Interim Power Reservation means an amount of capacity, as of the high-voltage Cardinal Station busses, which shall be determined, for any month, in accordance with the provisions of Section 11.1.

     Buckeye's Interim Power means any capacity and associated energy supplied to Buckeye by Ohio in excess of a maximum entitlement of Buckeye's Initial Cardinal Station Capacity Reservation during the Interim Period as provided in Article Eleven.

     Buckeye Member means (a) any one of the twenty-eight electric companies organized and operated not for profit on a cooperative basis which are operating in the State of Ohio at the date of this Agreement and which together constitute the present membership of Buckeye, (b) any electric company similarly organized and operated which may hereafter be or become a member of Buckeye, and (c) any successor to any existing Buckeye Member or Buckeye Members except (i) a successor which is at the date of this Agreement a public utility included as such under the definition of that term contained in Section 4905.02 of the Revised Code of Ohio or which is a successor to any such public utility, or (ii) Buckeye or a successor to Buckeye, or (iii) a successor which is a political subdivision of the State of Ohio or a municipal corporation, bureau or department organized by or serving any such political subdivision or any other governmental agency or any successor to any of the foregoing.

     Buckeye Monthly Carrying Charge means an amount equal to the sum of the Buckeye Initial Unit Monthly Carrying Charge and the Buckeye Additional Unit Monthly Carrying Charge. Buckeye agrees to maintain accounts pursuant to the requirements of the Uniform System of Accounts: provided, however, that nothing herein contained shall be deemed to preclude Buckeye from maintaining such other accounts and records as it, in its sole discretion, shall determine.

     Buckeye's Monthly Energy means the sum of Buckeye's Initial
Unit Monthly Energy and Buckeye's Additional Unit Monthly Energy.

     Buckeye Mortgage means the Mortgage and Deed of Trust dated as of April 1, 1968, as amended by the First Supplemental Indenture and by the Second Supplemental Indenture thereto, made by Buckeye with The Ohio National Bank as Trustee. Whenever reference is made in this Agreement to the Trustees under the Buckeye Mortgage, or to the corporate trustee under the Buckeye Mortgage, such terms shall mean the corporations or corporation which shall at the time in question be acting in such capacities or capacity under the Buckeye Mortgage.

     Buckeye's Portion of the Initial Cardinal Station means the aggregate of (a) Buckeye's Initial Land, (b) Buckeye's Initial Unit, (c) Buckeye's Initial Substation Facilities and (d) the respective portions of the Common Land, Joint Land, Initial Cardinal Station General Facilities and the Initial Cardinal Station Common Facilities allocable to Buckeye's Initial Unit.

     Buckeye Power Requirement means the aggregate requirements of Buckeye for electric power and energy from time to time for sale and delivery to the Buckeye Members and for resale and delivery by the Buckeye Members to customers in the State of Ohio for ultimate consumption within the State of Ohio or use by the Buckeye Members within said State in the operation of their respective facilities and systems; provided, however, that consistent with the desire and objective of all parties to minimize any unnecessary or uneconomic duplication of facilities, there shall not be included in the Buckeye Power Requirement any quantity of electric power and/or energy furnished to any consumer when the furnishing of power and/or energy to such consumer by a Buckeye Member is proscribed by the law of the State of Ohio reflected in Section 4905.26.1, Revised Code of Ohio, as said Section is in effect at the date of this Agreement. It is understood and agreed that the term "consumer" as used in said Section 4905.26.1 applies to any customer of a power and/or energy supplier whether served at wholesale or at retail.

     Buckeye's Summer Interim Power Reservation means Buckeye's
Interim Power Reservation in a Summer Period, as determined, for any Summer Month, in accordance with the provisions of Section
11.1.

     Buckeye's Supplementary Power means the additional capacity and associated energy to be furnished to Buckeye by Ohio in excess of a maximum entitlement of (a) Buckeye's Initial Cardinal Station Capacity Reservation, plus (b) Buckeye's Additional Unit Capacity Reservation, if any, determined as provided in Sections
10.3 and 10.4.

     Buckeye's Supplementary Power Demand means an amount of capacity, as of the high-voltage Cardinal Station busses, which is available to Buckeye in excess of 86.9565% of Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit up to 50% of the Total Net Capability of Buckeye's Units determined as provided in Section 10.3(a).

     Buckeye's Total Cardinal Station Capacity Reservation means an amount of capacity equal to the sum of (a) Buckeye's Initial
Cardinal Station Capacity Reservation, and (b) Buckeye's
Additional Unit Capacity Reservation, if any, and (c) Buckeye's
Supplementary Power Demand.

     Buckeye's Total Firm Reservation means an amount of capacity equal to the sum of (a) Buckeye's Total Cardinal Station Capacity
Reservation, and (b) Buckeye's Excess Supplementary Power Demand.

     Buckeye's Units means Buckeye's Initial Unit and Buckeye's
Additional Unit.

     Buckeye's Unrecovered Excess Capacity Account at any time means the total amount in dollars by which the cumulative total amount of settlements by Ohio to Buckeye for Contract Excess Capacity to such time exceeds the cumulative total amount of settlements by Buckeye to Ohio for Buckeye's Supplementary Power Demand associated with Buckeye's Supplementary Power, computed from time to time pursuant to the provisions of Section 10.3 in effect at the particular time in question.

     Buckeye's Winter Interim Power Reservation means Buckeye's
Interim Power Reservation in a Winter Period, as determined, for any Winter Month, in accordance with the provisions of Section
11.1.

     Cardinal Station means the steam electric generating station located near Brilliant, Ohio, as from time to time modified or expanded as contemplated by this Agreement or otherwise, including the Initial Cardinal Station and the Additional
Cardinal Station.

     Cardinal Station Monthly Maintenance Cost in any month means the total maintenance expenses allocable to the Cardinal Station for such month.

     Cardinal Station Monthly Prorated Capacity Cost in any month means the total expense charged to Operation and Maintenance Expense Accounts of the Uniform System of Accounts, other than expenses for fuel and maintenance, for such month allocable to the Cardinal Station, which shall not include any part of either Owner's administrative expenses, but shall include Cardinal Station overhead consisting of (a) any administrative and general expenses which are incurred directly by Operating Company and (b) the costs to Operating Company for special services of the character to be rendered by American Electric Power Service Corporation under the agreement referred to in Section 14.11.

     Cardinal Station Operating Committee means the committee established as provided in Section 15.1.

     Cardinal Station Site means the several parcels of land described as the Cardinal Station Site in the description of the Cardinal Station Site contained in Part I of Appendix A hereto, which descriptions may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Cardinal Units means Ohio's Initial Unit, Buckeye's Initial
Unit and Buckeye's Additional Unit.

     Common Land means the parcels of land jointly owned by Buckeye and Ohio described as the Common Land in the description of the Cardinal Station Site contained in Part I of Appendix A hereto, which descriptions may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Company means any one of the Ohio utility companies
(including Ohio) which is a party to the Power Delivery
Agreement.

     Contract Excess Capacity in any month means an amount of capacity by which the total Buckeye's Contractual Net Capability of Buckeye's Units in such month is in excess of an amount of capacity equal to the sum of (a) 115% of Buckeye's Initial Cardinal Station Capacity Reservation and (b) 115% of Buckeye's Additional Unit Capacity Reservation, if any.

     Date of Commercial Operation means February 1, 1967 in the case of Ohio's Initial Unit, July 1, 1967 in the case of Buckeye's Initial Unit, and such date as shall be determined (in accordance with the Uniform System of Accounts) by mutual agreement between Ohio and Buckeye in the case of Buckeye's
Additional Unit.

     Effective Date of Amendment No. 1 to the Station Agreement means the date on which Amendment No. 1 to the Station Agreement, dated as of October 1, 1973, became effective pursuant to Section
18.1 of said Amendment No. 1.

     General Facilities means all items of property at Cardinal
Station that comprise the Initial Cardinal Station General
Facilities, the Initial Cardinal Station Common Facilities and the Additional Common Facilities.

     Initial Cardinal Station means the aggregate of (a) Ohio's Land, Buckeye's Initial Land and the Joint Land, (b) Buckeye's Initial Unit, (c) Ohio's Initial Unit, (d) the Initial Cardinal Station General Facilities, (e) Buckeye's Initial Substation Facilities, (f) Ohio's Substation Facilities, including the Substation Land, and (g) the respective portions of the Common Land and the Initial Cardinal Station Common Facilities allocable to Buckeye's Initial Unit and Ohio's Initial Unit.

     Initial Cardinal Station Coal Stock means the tons of coal in storage at the Cardinal Station for the Initial Cardinal
Station.

     Initial Cardinal Station Common Facilities means all items of property associated with the Initial Cardinal Station which are useful and/or necessary for operation of the Cardinal Units and which cannot be properly associated specifically with Ohio's Initial Unit. Buckeye's Initial Unit, Ohio's Substation Facilities, Buckeye's Initial Substation Facilities or Buckeye's Additional Substation Facilities. The Initial Cardinal Station Common Facilities are more specifically described in Part Vl of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Initial Cardinal Station General Facilities means all items of property associated with the Initial Cardinal Station which are useful and/or necessary for operation of the Initial Units but not Buckeye's Additional Unit, and which cannot be properly associated specifically with Ohio's Initial Unit. Buckeye's Initial Unit, Ohio's Substation Facilities or Buckeye's Initial Substation Facilities. The Initial Cardinal Station General Facilities are more specifically described in Part V of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Initial Plans mean the drawings and descriptions relating to the Initial Cardinal Station that are listed in Appendix B hereto.

     Initial Unit means either Ohio's Initial Unit or Buckeye's
Initial Unit.

     Initial Units Monthly Coal Requirement in any month means the amounts of coal (tons) allocable to the Total Net Generation of the Initial Cardinal Station during such month.

     Initial Units Monthly Fuel Handling Cost in any month means the total monthly costs incurred by Operating Company for such month for handling all fuels and ashes for the Initial Cardinal Station, excluding coal unloading and storing costs but including the net cost of (or credit for amount realized from) the disposal of ashes or other by-products of combustion.

     Interim Period means, with respect to any period prior to the Date of Commercial Operation of Buckeye's Additional Unit, the period commencing on the date on which the balance of dollars in Buckeye's Unrecovered Excess Capacity Account shall become zero, and terminating on the earlier of (i) the Date of Commercial Operation of Buckeye's Additional Unit or (ii) October 31, 1977.

     Joint Land means the parcels of land jointly owned by Buckeye and Ohio described as Joint Land in the description of the Cardinal Station Site contained in Part I of Appendix A hereto, which descriptions may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Major Spare Parts means the spare parts usable at the Cardinal Station listed in Appendix E hereto and in any subsequent addition to said Appendix E made in accordance with the provisions of Section 4.1.

     Maximum Permissible Continuous Loading means the maximum continuous loading capability of any generating unit as established in accordance with the procedure set forth in Appendix C hereto.

     Ohio Additional Unit Monthly Energy for any month means that portion of the Total Net Generation of Buckeye's Additional Unit allocated to Ohio for such month in accordance with the principles set forth in Article Eight.

     Ohio Associate means any company (other than (i) Ohio and (ii) a company of which 50% or less of the outstanding voting securities of which is owned, directly or indirectly, by American Electric Power Company, Inc.) in the holding company system of American Electric Power Company, Inc., as the term "holding company system" is defined in the Public Utility Holding Company Act of 1935.

     Ohio's Average Excess Capacity Cost at any date means the average adjusted cost to Ohio for Contract Excess Capacity at such date determined as provided in Section 10.3(g).

     Ohio's Back-up Stations means Ohio Generating Stations and
Ohio's Initial Unit.

     Ohio's Bulk Transmission Facilities means the 138-kv, 345-kv and 765-kv transmission facilities owned by Ohio, and such higher voltage transmission facilities as Ohio may install and own subsequent to the date hereof, which are to be made available by Ohio within the State of Ohio pursuant to the Power Delivery Agreement.

     Ohio Generating Stations means Ohio's presently operating Tidd Station, Philo Station and Muskingum River Station and the Gavin Station presently under construction and owned by Ohio Electric Company, a wholly owned subsidiary of Ohio. Other future additions made to the major generating capacity of Ohio or any wholly owned subsidiary of Ohio located within the State of Ohio will be included as Ohio Generating Stations as of the first day of the month following the month in which the date of commercial operation of such new generating capacity shall occur; provided, however, that new generating capacity installed by Ohio which is substantially different in design and operating characteristics from then existing steam generating capacity constituting Ohio Generating Stations or which shall have been installed by Ohio as a result of unusual circumstances shall not be included as Ohio Generating Stations for purposes of this Agreement except by mutual agreement between Ohio and Buckeye. Generating capacity transferred to others or retired by Ohio or held in cold reserve and generating capacity determined by mutual agreement between Ohio and Buckeye no longer to constitute part of the major generating capacity of Ohio within the State of Ohio shall be excluded as Ohio Generating Stations.

     Ohio's Initial Unit means the nominally rated 615,000 kw steam electric generating unit which generating unit commenced commercial operation on February 1, 1967. Ohio's Initial Unit is described in Part 11 of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Ohio's Initial Units Monthly Energy for any month means
Ohio's portion of the Total Net Generation of the Initial
Cardinal Station for such month determined in accordance with the principles set forth in Article Eight hereof.

     Ohio's Land means the parcel of land described as Ohio's Land in the description of the Cardinal Station Site contained in
Part I of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Ohio Maximum Peak Requirement in effect for any month means the largest Ohio Monthly Peak Demand established in any month up to and including such month.

     Ohio Maximum Peak Requirement Quarter at any time means that period of three consecutive calendar months which includes the month in which the Ohio Maximum Peak Requirement then in effect was established, the month immediately preceding and the month immediately following, and shall become effective as of the month in which such Ohio Maximum Peak Requirement was established.

     Ohio's Monthly Energy means the sum of Ohio's Initial Units
Monthly Energy and Ohio Additional Unit Monthly Energy.

     Ohio Monthly Peak Demand for any month means the largest kilowatt demand of Ohio for such month as reported by the American Electric Power Service Corporation in its Daily Summary of Generation and Load for Ohio under the caption or heading "Ohio System Load" or on such other form as may hereafter be used by Ohio or the American Electric Power Service Corporation in lieu thereof to report such information.

     Ohio Stations Average Fuel and Maintenance Cost for any month shall be determined for such month by dividing (a) the sum of (i) the aggregate fuel expenses for the Ohio Back-up Stations as recorded on line 2 of Form S-68 for each such station, prepared by the Statistical Department of American Electric Power Service Corporation, or its successor, and (ii) the aggregate maintenance expenses at the Ohio Back-up Stations as recorded on line 8 of such Form S-68 for each such station, by (b) the aggregate net kilowatthour generation recorded for such month for the Ohio Back-up Stations as recorded on line 7 of the AEP System Power Production and Control Generating Plant Performance Data Report for each such station. The Form S-68 and the AEP System Power Production and Control Generating Plant Performance Data Report, and the lines thereof, referred to in this paragraph shall be deemed to include any form or reports, and the lines thereof, which may be substituted therefor which contains information from which such data can be derived.

     Ohio's Substation Facilities means the items of property located at the Initial Cardinal Station described in Part VIII of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Operating Company means Cardinal Operating Company, an Ohio corporation organized by Ohio and Buckeye to operate Cardinal
Station as herein provided.

     Owner means either Ohio or Buckeye or their respective successors in interest at the Cardinal Station, as the case may be.

     Owners means Ohio and Buckeye or their respective successors in interest at the Cardinal Station collectively.

     Power Delivery Agreement means that certain agreement dated as of January 1, 1968 among the Ohio utility companies (including
Ohio) named therein and Buckeye, relating, among other things, to the delivery of electric power and energy to Buckeye for sale by Buckeye to the Buckeye Members.

     Property Unit means either (i) a unit of property as such units are defined in the Retirement Unit List, or (ii) an item of property, the investment in which at the time of commercial operation thereof is in excess of $25,000, unless the Owners shall mutually agree that such item of property shall not be a Property Unit.

     Replacement Power means power which Ohio shall supply, pursuant to the provisions of Section 9.2(d) of this Agreement, during any period in a calendar year when (i) the capability of Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be curtailed, and/or Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be removed from service, for any reason, including preventative maintenance and/or repairs, shortages of fuels, or as a result of laws and/or rules and regulations affecting emissions of pollutants, discharge of wastes, or other environmental conditions, and (ii) Buckeye shall not have any entitlement to Back-up Power under Section 9.2(a) of this Agreement.

     Retirement Unit List means the publication listing retirement units for steam production property kept by Ohio in accordance with applicable requirements of regulatory authorities and heretofore delivered to Buckeye by Ohio or any revised
Retirement Unit List substituted therefor pursuant to Section
3.4.

     Summer Month means any calendar month in a Summer Period.

     Summer Period means the period from May 1 through October 31 of any year.

     Substation Land means the parcel of land described as Substation Land in the description of the Cardinal Station Site contained in Part I of Appendix A hereto, which description may be modified or supplemented from time to time by mutual agreement among the parties hereto.

     Surplus Capacity in any month means an amount of capacity by which 85% of the sum of Buckeye's Initial Cardinal Station Capacity Reservation and Buckeye's Additional Unit Capacity Reservation as in effect for such month is in excess of the maximum Buckeye Cardinal Monthly Demand established in any month during the 15 month period ending with and including such month: provided, however, that there shall not be taken into account in determining the quantity of Surplus Capacity in any month any reduction in Buckeye's demand for electric power and energy for sale and delivery by Buckeye to the Buckeye Members hereunder resulting from the sale or other disposition of facilities or the abandonment of facilities by a Buckeye Member or from other action voluntarily taken by a Buckeye Member which has the effect of reducing its requirements for electric power and energy, whether or not the sale, disposition or abandonment of facilities or other action resulting in such reduction in demand was consented to by Buckeye.

          Total Net Available Capability of any unit at the Cardinal Station for any hour means the Total Net Capability of such unit, adjusted for circulating water temperature, fuel quality, equipment condition and outages and other factors affecting capability that may prevail in such hour.

          Total Net Capability of any generating unit or combination of generating units means the total net capability of such unit or units in kilowatts as of the high voltage Cardinal
Station busses determined in accordance with the provisions of Appendix C hereto.

          Total Net Generation in any month, as applied to any generating unit or combination of generating units, means the net electrical output of such unit or units during such month as of the high-voltage busses of Cardinal Station, determined in accordance with the provisions of Appendix C hereto.

          Uniform System of Accounts means the uniform system of accounts prescribed for Ohio by the Public Utilities Commission of the State of Ohio as in effect on January 1, 1968.

          Winter Month means any calendar month in a Winter
Period.

          Winter Period means the period from November 1 of any year through April 30 of the succeeding year.

provided, however, that notwithstanding the foregoing provisions of this Section 1 of Amendment No. 1 to the Station Agreement, the definitions contained in Section 1.1 of the Station Agreement, dated as of January 1, 1968, among Ohio Buckeye and Operating Company, shall be used during the period between the Effective Dale of Amendment No. 1 to the Station Agreement and the Date of Commercial Operation of Buckeye's Additional Unit for the purpose of making allocations and effecting determinations pursuant to the provisions of Articles Four, Five, Seven, Eight, Nine and Ten of the Station Agreement.

                                 ARTICLE TWO.

                           Ownership of Facilities.

     2. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Section 2.1, 2.2, 2.3, 2.4, 2.5,
2.6, 2.7, 2.8, 2.9 and 2.10 of the Station Agreement in their entirety and in lieu thereof substitute the following:

     2.1 (a) Buckeye's Initial Land and Buckeye's Initial Unit located thereon and Buckeye's Additional Land and Buckeye's Additional Unit to be located thereon shall be owned by Buckeye and Buckeye's Initial Unit and Buckeye's Additional Unit shall be operated by Operating Company in accordance with the provisions of this Agreement.

     (b) Ohio's Land and Ohio's Initial Unit located thereon shall he owned by Ohio, and Ohio's Initial Unit shall be operated by Operating Company in accordance with the provisions of this Agreement.

     (c) Substation Land shall be owned by Ohio subject to the right of Buckeye to own any of Buckeye's Initial Substation
Facilities and Buckeye's Additional Substation Facilities located thereon.

     (d) Buckeye's Initial Substation Facilities and Buckeye's
Additional Substation Facilities shall be owned by Buckeye and shall be located on Buckeye's Initial Land, Buckeye's Additional
Land, Joint Land and Substation Land.

     (e) Ohio's Substation Facilities shall be owned by Ohio and shall be located on Ohio's Land, Joint Land and Substation Land.

     (f) The Joint Land and the Initial Cardinal Station General Facilities shall be owned by Buckeye and Ohio as tenants in common of the whole thereof, and each of them shall have an undivided one-half interest therein. The ownership of the Initial Cardinal Station General Facilities, the Initial Cardinal Station Common Facilities and the Additional Common Facilities, by Buckeye and Ohio as tenants in common shall exist regardless of whether in fact any one or more parts of the Initial Cardinal Station General Facilities, the Initial Cardinal Station Common Facilities or the Additional Common Facilities shall be affixed to real property owned by either Buckeye or Ohio.

     (g) The Common Land, the Initial Cardinal Station Common Facilities and the Additional Common Facilities shall be owned by Buckeye and Ohio as tenants in common of the whole thereof. Ohio shall have an undivided one-half interest in the Common Land, the Initial Cardinal Station Common Facilities and the Additional Common Facilities and Buckeye shall have an undivided one-half interest in the Common Land, the Initial Cardinal Station Common Facilities and the Additional Common Facilities. Buckeye and Ohio recognize that, although each is to have an undivided one-half ownership interest in the Additional Common Facilities, the property constituting such Additional Common Facilities will not only be useful and/or necessary for operation of Buckeye's Additional Unit, but will also be useful and/or necessary for operation of Buckeye's Initial Unit and/or Ohio's Initial Unit, and accordingly agree that the construction costs of such Additional Common Facilities will be allocated between Buckeye and Ohio in such manner as will reflect the relationships of such Additional Common Facilities to the three generating units involved.

     (h) Ohio and Buckeye will execute and deliver any and all such instruments and documents as may from time to time be reasonably requested by one from the other to confirm their respective property rights and interests in and to the several parcels of real property constituting the Cardinal Station Site and in and to the facilities constituting the Cardinal Station, or any of them, including requisite easements for access thereto, as contemplated by the Power Delivery Agreement or as herein provided.

     2.2 Buckeye and Ohio hereby agree to grant to each other appropriate permanent easements to utilize such coal storage facilities, circulating water tunnels, salt storage basins, water treatment facilities and such other facilities as may be the property of one Owner and are necessary for the operation of the other Owner's Initial Unit and/or Buckeye's Additional Unit, to the extent that such use will not impair the operation of either Owner's Initial Unit and/or Buckeye's Additional Unit.

     2.3 Ohio hereby agrees to grant to Buckeye and/or Operating Company from time to time easements permitting Buckeye to come upon lands owned by Ohio and constituting part of the site of Ohio's existing Tidd Station for purposes of ingress or egress to or from the Cardinal Station and/or for such other purposes as may be necessary and/or useful to either of them, as the case may be, for carrying out their respective responsibilities in respect of ownership and/or operation of any facilities at the Cardinal Station, provided that such entering upon such lands owned by Ohio shall not interfere with the placement of any facilities by Ohio upon such lands or with the operation of the Tidd Station.

     2.4 Buckeye hereby agrees to grant to Ohio from time to time easements permitting Ohio to place upon portions of the Cardinal Station Site owned by Buckeye or by Buckeye and Ohio as tenants in common, such ash disposal lines, water wells and water lines and sewerage and/or drain lines as may be necessary and/or useful in connection with the operation of Ohio's existing Tidd Station, and to come upon any such parts of the Cardinal Station Site for the purposes of ingress or egress to or from the Tidd Station and/or for the operation of the Tidd Station, provided that the placement of any such facilities and the entering by Ohio upon such lands shall not interfere with the operation of any facilities owned by Buckeye, or by Buckeye and Ohio as tenants in common, at the Cardinal Station.

     2.5 Neither Ohio nor Buckeye shall, so long as this Agreement shall remain in effect, bring any action for partition in respect of the Joint Land, the Common Land and/or the property described in Appendix A as Initial Cardinal Station General Facilities, as Initial Cardinal Station Common Facilities, and as Additional Common Facilities.

     2.6 (a) Ohio shall pay any property taxes applicable to Ohio's Land, and to its improvements thereon, and Buckeye shall pay any property taxes applicable to Buckeye's Initial Land and Buckeye's Additional Land, and to its improvements thereon. Ohio and Buckeye shall pay the property taxes applicable to their respective ownership interests in the Joint Land, the Common Land, and any improvements thereon, and in the General Facilities. Ohio shall pay any property taxes applicable to the Substation Land and to its improvements thereon, and Buckeye shall pay any property taxes applicable to its improvements located on the Substation Land.

     (b) Each Owner agrees adequately to insure its respective properties and property interests at the Cardinal Station, whether held by it in its individual capacity or as tenant in common with the other, with mutually agreeable coverage against public liability losses resulting from fire, machinery breakdown, explosion of pressure vessels and other risks customarily insured against in the case of comparable power plant facilities and each policy of insurance obtained by either Owner shall name the other Owner and Operating Company as persons insured thereunder.

     2.7 In the event that any adverse claim should be asserted by any third party against the Cardinal Station Site or any part thereof, whether owned by Ohio or Buckeye or Ohio and Buckeye as tenants in common, which is based or purports to be based on an alleged defect in title to the property constituting the subject of such claim, Ohio and Buckeye shall cooperate in taking such action as may be required to defend against such claim and shall share equally all costs and expenses incurred in connection with such claim and defense.

     2.8 (a) In the event that the quantity of Surplus Capacity which Ohio shall become obligated to purchase from Buckeye pursuant to Section 10.2 shall equal or exceed 25% of Buckeye's Additional Unit Capacity Reservation at the time in effect and if at the beginning of any calendar quarter the sum of the Buckeye Cardinal Monthly Demands for the preceding twelve calendar months is less than 75% of the sum of the Buckeye Cardinal Monthly Demands for the twelve calendar months ending with the month in which the then effective Buckeye Cardinal Peak Demand was established, then Ohio shall have the right and option, exercisable at any time during the calendar quarter at the beginning of which the aforesaid conditions existed to acquire the property, property interests and facilities owned by Buckeye and constituting part of the Cardinal Station at a price determined as provided in subsection (e) of this Section. In the event that the right and option granted to Ohio by this subsection (a) shall mature at the beginning of any calendar quarter and shall not be exercised by Ohio prior to the end of such calendar quarter as herein provided, then the right to exercise such right and option by reason of the conditions existing at the beginning of such calendar quarter shall expire, but the failure of Ohio to exercise such right and option on the basis of conditions existing at the beginning of any particular calendar quarter shall not affect its right to exercise such right and option on the basis of conditions existing at the beginning of any subsequent calendar quarter. The right and option granted to Ohio by this subsection (a) shall terminate upon termination of the obligation of Ohio to purchase Surplus Capacity hereunder, whether such obligation be terminated by termination of this Agreement, by mutual agreement between Ohio and Buckeye, pursuant to Section 10.2 of this Agreement, or otherwise, and, if Buckeye shall release Ohio from its obligation to purchase Surplus Capacity hereunder, then Ohio may not, so long as such release shall remain in effect, exercise the right and option granted to it by this subsection (a). If the quantity of Surplus Capacity to be purchased by Ohio hereunder shall equal or exceed 25% of any theretofore established Buckeye Cardinal Peak Demand, Buckeye may at any time and from time to time release Ohio from its obligation to purchase such Surplus Capacity, upon delivery of notice in writing to Ohio not less than thirty nor more than ninety days prior to the effective date of such notice, and any such release by Buckeye shall remain in effect for not less than thirty-six months from the effective date of the notice so given and may be terminated only by notice in writing to Ohio not less than thirty-six months from the date specified by Buckeye for termination thereof. In the event that Ohio shall exercise the right and option granted to it by this subsection (a) as herein provided, settlement shall be made, or performance tendered, within sixty days after the date of such exercise.

     (b) In the event that either Buckeye's Initial Unit or Buckeye's Additional Unit, or both, including associated facilities, owned by Buckeye at the Cardinal Station is no longer being utilized and is no longer intended to be utilized for the purpose of furnishing electric power and energy required by the Buckeye Members, and Buckeye shall have notified Ohio to that effect and to the effect that it desires to dispose thereof, then Ohio shall have the right and option, exercisable at any time during the twelve-month period following the date of such notice, to acquire such generating unit or units and associated facilities at a price determined as provided in subsection (e) of this Section; provided, however, that if at the date of any notice given by Buckeye to Ohio as aforesaid all or any part of the generating unit or units, including associated facilities, to which such notice relates, is subject to the lien of the Buckeye Mortgage or to any other lien securing indebtedness of Buckeye for money borrowed, then such notice shall further state that such generating unit or units and any such associated facilities will be transferred and conveyed by Buckeye to Ohio upon exercise by Ohio of the right and option granted to Ohio by this subsection (b) free and clear of the lien of the Buckeye Mortgage or of any such other lien; and provided further that the failure of Buckeye to transfer such generating unit or units and such associated facilities free and clear of the lien of the Buckeye Mortgage or of any such other lien shall render null and void any notice given by Buckeye to Ohio as aforesaid so that both Ohio and Buckeye shall be restored to their respective positions prior to the giving of such notice in all respects as though such notice had not been given. In the event that the right and option granted to Ohio by this subsection (b) shall mature as to any generating unit owned by Buckeye at the Cardinal Station and shall not be exercised by Ohio within the twelve-month period herein specified for that purpose, then such right and option shall terminate as to such generating unit following expiration of said twelve-month period. The right and option granted to Ohio by this subsection (b) shall run with the generating units and associated facilities owned by Buckeye at the Cardinal Station, shall be binding upon successors in title, shall survive the termination of this Agreement for any reason and shall continue in full force and effect until terminated as provided in subsection (g) of this Section.

     (c) In the event that the net worth of Buckeye shall, at any time, fail to equal at least the amount, if any, by which the price payable by Ohio for the property, property interests and facilities properly recorded by Buckeye in Account 101 of the Uniform System of Accounts determined as provided in subsection
(e) of this Section shall be less than the total amount (including accrued interest, if any) which Buckeye would then be required to pay to redeem, at the principal amount thereof and the then applicable Regular Redemption Premium (as such term is defined in the Buckeye Mortgage), all the bonds outstanding under the Buckeye Mortgage, Ohio shall have the right and option, exercisable within 150 days after the later of (i) the occurrence of such event, and (ii) the date on which Ohio shall receive from Buckeye the balance sheet or other financial statements referred to below indicating the occurrence of such event, to purchase all of the property, property interests and facilities owned by Buckeye and recorded in said Account 101 at a price determined as provided in subsection (e) of this Section; provided, however, that this right and option shall not be exercisable by Ohio (I) unless Ohio has first given written notice to Buckeye that it proposes to exercise such option and Buckeye shall not have established to the reasonable satisfaction of Ohio within 90 days after receipt of such notice from Ohio that the deficiency in the net worth of Buckeye giving rise to the right to exercise such right and option has been remedied by Buckeye or (II) during any period of time when Ohio is in default in the performance of its obligations under any agreement to which it is a party and which is part of the property mortgaged and pledged under the Buckeye Mortgage and provided further that for the purposes of this subsection (c) "net worth of Buckeye" shall mean as of any time of computation, an amount equal to the aggregate amounts properly recorded by Buckeye in the Proprietary Capital Accounts of the Uniform System of Accounts after giving effect to the aggregate of the credits or debits properly transferable from Accounts 433, 434, 435, 436, 437 and 438, exclusive of any charges arising from amounts recorded in Account 114 by reason of acquisition of Buckeye's Initial Unit by Buckeye as may be prescribed or allowed by regulatory authority. The amount of income to be periodically transferred to the Proprietary Capital Accounts is to be calculated after provision for depreciation expense on the basis of straight line depreciation of depreciable property at the rate of three per cent per annum from the time of acquisition of such property by Buckeye. Buckeye shall within 120 days after the end of each fiscal year deliver to Ohio a balance sheet of Buckeye as at the end of such fiscal year, certified by an independent certified public accountant to have been prepared in accordance with the Uniform System of Accounts, and accompanied by a certificate of such independent certified public accountant specifying the net worth of Buckeye as at the end of such fiscal year, and shall also deliver to Ohio copies of all financial statements delivered to the holders of bonds outstanding under the Buckeye Mortgage pursuant to the Bond Purchase Agreements dated April 1, 1968 between Buckeye and the purchasers of such Bonds substantially concurrently with the delivery thereof by Buckeye to such holders. In the event that Ohio shall exercise the right and option granted to it by this subsection (c) as herein provided settlement shall he made, or performance tendered, within thirty days after the date of such exercise.

     (d) In the event of the occurrence of a completed default under the Buckeye Mortgage as such term is therein defined (other than a completed default under subdivision (i) of Section 11.01 of the Buckeye Mortgage or default by Ohio in the performance of its obligations under any agreement to which it is a party and which is part of the property mortgaged and pledged under the Buckeye Mortgage), Ohio shall have the right and option, exercisable at any time during a period of thirty days commencing with the sixty-first day and ending at the close of business on the ninetieth day (or at the close of business on the next business day following the ninetieth day if such day shall not he a business day in either of New York City or Columbus, Ohio) following the date of receipt by Ohio of a written notice from
(i) the Trustees under the Buckeye Mortgage, or either of them, or (ii) any holder or holders of a majority in principal amount of any series of bonds outstanding under the Buckeye Mortgage, whichever such notice shall be earlier received, that said Trustees, or either of them, propose to sell, or foreclose and sell, all or a substantial part of the property, property interests or facilities mortgaged and pledged under the Buckeye Mortgage pursuant to the provisions of the Buckeye Mortgage, or the provisions of applicable law, or otherwise, or that a receiver, trustee in bankruptcy or comparable entity proposes to sell all or a substantial part of the property, property interests and facilities of Buckeye at public or private sale, to acquire all of the property, property interests and facilities owned by Buckeye at the Cardinal Station at a price determined as provided in subsection (e) of this Section; provided, however, that if at the date of receipt by Ohio of said written notice Buckeye shall be contesting in good faith and by appropriate legal proceedings the occurrence of such completed default under the Buckeye Mortgage or the right of said Trustees, or either of them, or such receiver, trustee in bankruptcy or comparable entity, to sell all or any such part of such property, property interests and facilities and shall give written notice to Ohio to that effect not later than fifteen days after delivery of the aforesaid notice from said Trustees, then the right and option granted to Ohio by this subsection (d) shall be exercisable at any time during a period of ninety days following the date of receipt by Ohio of written notice from (a) said Trustees, or either of them, or (b) any holder or holders of a majority in principal amount of any series of bonds outstanding under the Buckeye Mortgage, whichever notice shall be earlier received, that (i) such proceedings have been terminated prior to the entry of a final order therein under circumstances which will enable the Trustees, or either of them, or such receiver, trustee in bankruptcy or comparable entity, to proceed with such sale or foreclosure and sale and that the Trustees, or either of them, propose so to do, or (ii) an order in such proceedings establishing the right of the Trustees, or either of them, or such receiver, trustee in bankruptcy or comparable entity, to proceed with such sale or foreclosure and sale, has become final and is not subject to appeal, and that the Trustees, or either of them, or such receiver, trustee in bankruptcy or comparable entity, propose to proceed with such sale or such foreclosure and sale; and provided, further, that, subject to the provisions of subsection (g) of this Section, the right and option of Ohio granted by this subsection (d) shall be automatically suspended and shall not thereafter be exercisable on the basis of the completed default or defaults under the Buckeye Mortgage giving rise to the existence thereof in the event that prior to any election by Ohio to exercise such option all such defaults under the Buckeye Mortgage shall have been cured and full rights to possession and use of such property shall have been restored to Buckeye. In the event that Ohio shall exercise the right and option granted to it by this subsection (d) as herein provided, settlement shall be made, or performance tendered, within thirty days after the date of such exercise.

     (e) The price to be paid by Ohio for any property, property interests and facilities acquired by it from Buckeye upon exercise of any of the rights and options granted by subsections
(a), (b), (c) or (d) of this Section shall be that amount which is equal to the sum of (i) the cost to Buckeye of any non-depreciable assets included in the property, property interests and facilities so to be acquired, and (ii) the depreciated value, determined as provided in Appendix F hereto, of the depreciable assets included therein. In the event that Ohio does so purchase any such property, property interests or facilities it shall also purchase Buckeye's fuel stock and inventory of materials and supplies on hand at the Cardinal Station at a price equal to the cost thereof to Buckeye. The amounts payable by Ohio in respect of any of the foregoing transactions shall be reduced by such amount as may be required adequately to provide for the payment of any sales, excise or documentary stamp taxes payable in connection therewith which are required by law to be paid by Ohio, and all such taxes not so required to be paid by Ohio shall be paid by Buckeye.

     (f) Following termination of the right and option granted to Ohio by subsection (b) of this Section as to any generating unit owned by Buckeye at the Cardinal Station, whether by reason of lapse of time or otherwise as provided in said subsection (b), and so long thereafter until terminated as provided in subsection
(g) of this Section as Buckeye shall own one or more generating units at the Cardinal Station, Ohio shall have a "right of first refusal" in respect of any such generating unit, including associated facilities, for which Buckeye shall have received an offer to purchase by a third party which Buckeye is willing to accept. In order to make effective the aforesaid "right of first refusal", it is understood that any such offer to purchase (i) must be submitted to Ohio on the basis of a purchase price measured in dollars, payable either wholly in cash or permitting of payment partly in cash and partly on a deferred cash payment basis, (ii) must be accompanied when submitted to Ohio by a representation of Buckeye that an offeror is prepared to enter into a binding contract for the purchase of such facilities on the terms stated, and (iii) shall specify the condition of title to be delivered, except that if at the date such offer is submitted by Buckeye to Ohio all or any part of the generating unit or units, including associated facilities, to which such offer relates is subject to the lien of the Buckeye Mortgage or to any other lien securing indebtedness of Buckeye for money borrowed, then the submission thereof to Ohio shall further specify that such generating unit or units and any such associated facilities will be transferred and conveyed by Buckeye to Ohio upon exercise by Ohio of the "right of first refusal" granted to Ohio by this subsection (f) free and clear of the lien of the Buckeye Mortgage or of any such other lien, and, in such a case, the failure of Buckeye to transfer such generating unit or units and such associated facilities free and clear of the lien of the Buckeye Mortgage or of any such other lien shall render null and void any submission and notice by Buckeye to Ohio relating thereto made as herein provided, so that both Ohio and Buckeye shall be restored to their respective positions prior to such submission and notice in all respects as though such submission and notice had not been given. If and when Buckeye shall receive an offer on terms of the character referred to above which it is willing to accept, Buckeye shall notify Ohio to that effect, specifying in detail the terms of such offer, and Ohio shall have sixty days thereafter within which it may elect to purchase the generating unit or units and associated facilities to which such offer relates upon the same terms, except as otherwise provided in this subsection (f). If Ohio shall elect to purchase such generating unit or units and associated facilities it shall notify Buckeye to that effect within such sixty-day period and delivery of such notice by Ohio to Buckeye shall constitute a binding contract between Buckeye and Ohio for the sale and purchase thereof upon the terms submitted to Ohio by Buckeye as aforesaid. The "right of first refusal" granted to Ohio by this subsection (f) shall survive the termination of this Agreement for any reason and shall continue in full force and effect until terminated as provided in subsection (g) of this Section.

     (g) Notwithstanding any of the provisions contained in subsections (a), (b), (c), (d) and (f) of this Section, the rights and options granted to Ohio thereby shall have no force or effect (i) from and after the expiration of the period beginning at the date of this Agreement and ending at a date 21 years after the death of the last survivor of the following named persons, to wit:

Deborah Ann Manning..................    Coshocton, Ohio
Tammy Wyckoff........................    Hillsboro, Ohio
Edson G. Kindler.....................    Lancaster, Ohio
Andrew P. Mone.......................    Columbus, Ohio
Kevin Erman..........................    Coshocton, Ohio
Michelle Legg........................    Hillsboro, Ohio
Victoria Lynn Wuchnick...............    North Canton, Ohio
Valerie Lynn Fowler..................    Tiffin, Ohio
Linda Colloredo......................    Minerva, Ohio
Michael Scott Terry..................    Findlay, Ohio
Barry Smith..........................    Lima, Ohio
Mark Schonhar........................    Newark, Ohio

or (ii) from and after that date on which the right and option of Ohio under subsection (d) of this Section shall expire in accordance therewith; provided, however, that if the right and option conferred upon Ohio by said subsection (d) shall be suspended under the conditions therein specified, or if the Trustees under the Buckeye Mortgage or a receiver, trustee in bankruptcy or comparable entity shall not sell all or a substantial part of the property, property interests and facilities of Buckeye as proposed in the written notice delivered to Ohio as therein provided for the reason that all completed defaults under the Buckeye Mortgage shall have been cured or waived in writing prior to completion of such sale, then the rights and options granted to Ohio by subsections (a), (b), (c),
(d) and (f) of this Section shall again become effective and shall continue in full force and effect in accordance with the provisions of said subsections unless or until terminated as provided in clause (i) or clause (ii) of this subsection.

     (h) Buckeye agrees that it will not dispose of any generating unit or units owned by it at the Cardinal Station except (i) to Ohio upon exercise of either of the rights and options granted to it by subsections (a), (b), (c) and (d) of this Section or (ii) to Ohio in accordance with Ohio's "right of first refusal" described in subsection (f) of this Section, or
(iii) to the offeror in accordance with the terms of an offer first submitted to Ohio pursuant to Ohio's aforesaid "right of first refusal" but not accepted by Ohio. If Ohio does not elect to accept any offer submitted to it pursuant to Ohio's aforesaid "right of first refusal" and the offeror fails thereafter to complete the purchase on the terms specified in the notice relating thereto given by Buckeye to Ohio within a period of one year, then Buckeye shall notify Ohio to that effect and Ohio's "right of first refusal" shall thereafter be effective in accordance with the provisions of subsection (f) of this Section in respect of such offer or any other offer to purchase the same facilities upon terms which Buckeye may be willing to accept, whether by such offeror or by another third party. The provisions of this subsection shall not apply to the mortgaging of the property, property interests and facilities of Buckeye under the Buckeye Mortgage including the mortgaging of any such property, property interests and facilities pursuant to the after-acquired property clauses of the Buckeye Mortgage.

     (i) Buckeye agrees that, concurrently with the acquisition by Ohio from Buckeye of any property, property interests or facilities upon exercise by Ohio of any of the rights and options provided for in subsections (a), (c) and (d) of this Section, Buckeye will make such payments to the Trustees under the Buckeye Mortgage and will take such other and further action as may be required to effect the release of such property, property interests and facilities from the lien of the Buckeye Mortgage. In the event that Buckeye should fail to make any such payment or to take any such action, then Ohio shall be entitled, at its election, (1) to make such payment or to take such action for the account and on behalf of Buckeye and as attorney-in-fact for Buckeye, its authorization and appointment to act as such attorney-in-fact being hereby irrevocably confirmed, or (2) to assume (provided that unsecured fixed interest obligations of Ohio then constitute, under the New York Insurance Law, permissible investments for mutual life insurance companies domiciled in the State of New York (other than subdivision 17 of Section 81 thereof or any other so-called "basket" or "leeway" provisions thereof), by an instrument in writing delivered to the Trustees under the Buckeye Mortgage on the settlement date, the obligations of Buckeye to pay when due the principal of, premium, if any, and accrued interest on all bonds outstanding under the Buckeye Mortgage and to pay any other amount required to be paid by Buckeye under the Buckeye Mortgage; provided that such instrument shall be in form and substance satisfactory to the holders of 66 2/3% in principal amount of each series of Bonds outstanding under the Buckeye Mortgage and that the Trustees under the Buckeye Mortgage shall have received (I) an opinion of counsel in form and substance and of counsel satisfactory to such holders that such instrument has been duly authorized, executed and delivered by Ohio and constitutes the valid and binding obligation of Ohio enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency or other laws affecting creditors' rights generally) and (II) evidence in form and substance satisfactory to such holders that unsecured fixed interest obligations of Ohio then constitute, under the New York Insurance Law, permissible investments for mutual life insurance companies domiciled in the State of New York (other than subdivision 17 of Section 81 thereof or any other so-called "basket" or "leeway" provisions thereof). In the event that Ohio shall, in any such case, assume pursuant to this subsection (i) the obligations of Buckeye to pay when due the principal of, premium, if any, and accrued unpaid interest on all bonds outstanding under the Buckeye Mortgage and to pay any other amount required to be paid by Buckeye under the Buckeye Mortgage,
(A) there shall be credited against the amount otherwise payable by Ohio for the property, property interests, facilities, fuel stock and inventory of materials and supplies to be acquired by Ohio, determined as provided in subsection (e) of this Section, the total amount (including premium, if any, and any accrued interest) which Buckeye would then be required to pay to redeem, pursuant to the provisions of the Buckeye Mortgage applicable in the circumstances then obtaining, all of the bonds outstanding under the Buckeye Mortgage and to effect the satisfaction and discharge of the Buckeye Mortgage pursuant to the terms thereof, such full amount being referred to below in this subsection (i) as "Ohio's purchase price credit" and (B) Buckeye shall, upon request by Ohio so to do, assign, transfer and convey to Ohio on the settlement date subject to the rights of the Trustees, or either of them, under the Buckeye Mortgage, all the right, title and interest of Buckeye in, to and under, and in and to any funds due or to become due under, this Agreement, the Power Delivery Agreement, the Wholesale Power Agreements (as such term is defined in the Power Delivery Agreement), the Buckeye Mortgage and/or the bonds issued thereunder. Ohio shall be entitled to recover from Buckeye and Buckeye shall be obligated to pay to Ohio the full amount of any payment made by Ohio pursuant to clause (1) above and the full amount of all expenses reasonably incurred by Ohio in connection with the making of such payment or the taking of any other action on behalf of Buckeye to effect the release of the property, property interests and facilities so acquired by Ohio from the lien of the Buckeye Mortgage pursuant to the authority conferred upon Ohio hereby or in the event that Ohio shall assume the obligations of Buckeye specified in clause
(2) above as therein provided and Ohio's purchase price credit shall exceed the amount otherwise payable by Ohio for the property, property interests, facilities, fuel stock and inventory of materials and supplies so acquired by Ohio, determined as provided in subsection (e) of this Section, the full amount of such excess. Buckeye further agrees that it will not, so long as the right and option granted to Ohio by subsection (c) of this Section shall remain in effect, make any distribution or other payment to any Buckeye Member under circumstances such that the effect thereof will be to reduce the net worth of Buckeye to an amount such that the right and option granted to Ohio by said subsection (c) would then become exercisable by Ohio and that, if Buckeye shall become obligated to make any payment or payments to the Trustees under the Buckeye Mortgage or to Ohio as provided in this subsection (i), it will not make any distribution or other payment to any Buckeye Member until all payments so required to be made shall have been paid in full.

     (j) The rights and options provided for in subsections (a),
(b), (c), (d) and (f) of this Section are and shall be subject and subordinate in all respects to the lien of the Buckeye Mortgage and, subject only to the condition that, in the case of the right and option provided for in subsection (d) of this Section, the subordination thereof to the lien of the Buckeye Mortgage shall not be effective in the event that Ohio shall fail to receive a written notice from the Trustees under the Buckeye Mortgage, or either of them, or the holders of bonds outstanding thereunder as specified in said subsection (d) in respect of any proposed sale of all or a substantial part of the property mortgaged and pledged under the Buckeye Mortgage, and the Buckeye Mortgage shall constitute a lien on, and security interest in, all of the property mortgaged and pledged thereunder until (i) such property or part thereof shall be released from the lien of the Buckeye Mortgage pursuant to the terms and provisions thereof, or (ii) the Buckeye Mortgage shall be satisfied and discharged as therein provided. This subsection shall be self-operative and no further instrument evidencing the aforesaid subordination shall be required. In confirmation of such subordination, Ohio shall promptly execute and deliver any instrument that the Trustees, or either of them, under the Buckeye Mortgage may reasonably request to evidence such subordination and Ohio hereby irrevocably appoints each said Trustee the attorney-in-fact of Ohio to execute and deliver such instrument on behalf of Ohio, should Ohio refuse or fail to do so promptly after request. If the Trustees, or either of them, or a receiver, trustee in bankruptcy or comparable entity, shall enter into or take possession of the property, property interests and facilities owned by Buckeye at the Cardinal Station under any provision of the Buckeye Mortgage or of applicable law or otherwise, such entering into or taking of possession shall not, of itself, affect the options and rights provided for in subsections (a), (b), (c), (d) and (f) of this Section, and, provided that Ohio shall have complied with all terms and conditions of this Agreement on Ohio's part to be kept, observed and performed, Ohio shall continue to be entitled to the benefits of said options and rights upon all the terms, covenants and conditions set forth in this Agreement until termination thereof as provided in subsection (g) of this Section.

     (k) If the Buckeye Mortgage shall be executed, delivered and recorded, and written notice of the assignment by Buckeye of this Agreement to the corporate trustee under the Buckeye Mortgage shall be delivered to Ohio, Ohio shall (unless it shall be notified in writing by the corporate trustee under the Buckeye Mortgage that the Buckeye Mortgage has been satisfied and discharged of record) make any payment (Buckeye hereby consenting to any such payment by Ohio) required to be made by Ohio pursuant to the exercise by Ohio of any of the rights and options granted by subsections (a), (b), (c), (d) and (f) of this Section directly to such corporate trustee and, in such event, Ohio shall not be responsible to Buckeye for any misuse or misapplication by said corporate trustee of any funds so paid by Ohio directly to said corporate trustee.

                                ARTICLE THREE.

                   Retirements, Replacements and Additions.

     3. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Sections 3.1, 3.2, 3.3 and 3.4 of the Station Agreement in their entirety and in lieu thereof substitute the following:

     3.1 (a) When a Property Unit is retired from service, the investment in such Property Unit shall for the purpose of all computations under this Agreement be removed from the applicable plant investment account of the Owner thereof or the Owners, as the case may be, and from any related reserve for depreciation, as of the out-of-service date of such Property Unit.

     (b) When a Property Unit is placed in service replacing a retired Property Unit, or when a Property Unit is placed in service but not as a replacement, the original investment in such replacement or additional Property Unit, as the case may be, shall for the purpose of all computations made under this Agreement be added to the plant investment of the Owner thereof or the Owners, as the case may be, as of the in-service date of such Property Unit.

     (c) A removal, change or supplement of an item of property which, of itself, consists of less than an entire Property Unit shall not be deemed to constitute a retirement, replacement or addition of a Property Unit, and any expense involved therein shall constitute maintenance expense.

     3.2 Operating Company shall, from time to time, recommend to the Owners action to be taken in connection with the retirement, replacement or addition of Property Units to any portion of the Cardinal Station and shall have the right, on behalf of the Owners, to make or cause to be made recommended retirements, replacements or additions of Property Units in their respective portions of the Cardinal Station; provided, however, that no single retirement, replacement or addition of a Property Unit involving an investment exceeding $50,000 in amount shall be made by Operating Company except with the prior approval of the Owner or Owners, as the case may be, which approval shall not be unreasonably withheld. Each Owner shall be obligated to make such replacements and additions as shall be required by law. In addition, either Owner may make other retirements, replacements or additions of Property Units in its portion of the Cardinal Station on its own responsibility and at its own expense, subject to approval thereof by the other Owner. The cost of any retirement, replacement or addition of a Property Unit in any portion of the Cardinal Station other than the jointly owned General Facilities shall be borne by the Owner thereof. The cost of any retirement,replacement or addition of a Property Unit in the General Facilities shall be shared by the Owners in proportion to their then respective interests in the General Facilities.

     3.3 Any removal, change or supplement involving an item of property which is not a Property Unit shall be the responsibility of Operating Company and any expense involved therein shall constitute maintenance expense.

     3.4 Upon any revision of the Retirement Unit List, the revised Retirement Unit List shall be substituted for the Retirement Unit List then in effect unless Buckeye shall, within twenty days after delivery to it of notice of such revision, advise Ohio that it objects thereto.

                                ARTICLE FOUR

                              Major Spare Parts.

     4. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Sections 4.1, 4.2, 4.3, 4.4,
4.5, 4.6 and 4.7 of the Station Agreement in their entirety and in lieu thereof substitute the following:

     4.1 Ohio shall purchase and own Major Spare Parts interchangeable, to the extent specified in Appendix E hereto, with equivalent parts of Ohio's Initial Unit and Buckeye's Initial Unit and/or Buckeye's Additional Unit, and shall also purchase and own such other spare parts as Ohio and Buckeye may from time to time mutually agree to include in the category of Major Spare Parts. Buckeye agrees that its approval of any such inclusion shall not be unreasonably withheld.

     4.2 Ohio agrees that, if and when any Ohio Associate constructs and owns a generating unit (or units) for which parts are interchangeable with the Major Spare Parts, or if and when Ohio constructs and owns a generating unit (or Units) for which parts are interchangeable with the Major Spare Parts, it will arrange to interchange Major Spare Parts owned by it with such interchangeable parts owned by such Ohio Associate so that duplication of investment in expensive spare parts may be minimized. Accordingly, when a Major Spare Part is owned by an Ohio Associate, Ohio shall not be obligated under Section 4.1 to purchase and own a duplicate thereof.

     4.3 Ohio hereby extends to Buckeye the right to use any of the Major Spare Parts for Buckeye's Units and it will extend to Buckeye its rights and obligations in respect of any major spare parts arrangements from time to time existing between Ohio and Ohio Associates. Buckeye hereby agrees to accept such rights and obligations, which it is understood shall be as follows.

          (a) If at any time Buckeye has need of a Major Spare Part to replace an equivalent item which has been damaged, the owner of such Major Spare Part shall make such Major Spare Part available for Buckeye's use (at the location where such Major Spare Part is stored) as expeditiously as possible; provided, however, that if Ohio or an Ohio Associate also develops a need for such Major Spare Part prior to the time of the actual installation thereof in one of the Buckeye Units, the owner of the generating unit having the highest net capability for which such Major Spare Part is required shall have prior claim to the use of such Major Spare Part, and in the event such net capabilities are equal, the owner of the item equivalent to such Major Spare Part which was damaged earliest shall have prior claim to the use of such Major Spare Part.

          (b) If an Owner uses a Major Spare Part to replace an equivalent item which has been damaged, such Owner shall have an obligation to cause the repair of such damaged item, or to acquire a new item in place thereof, if necessary, as expeditiously as possible, and to transfer the repaired item, or new item, as the case may be, to the original owner for such Major Spare Part at its original location.

          (c) If the damaged item can be repaired, the cost of loading, freighting, unloading and freight charges in respect of such Major Spare Part and/or damaged item, and the costs of removal of, and repairs made to, such damaged item, together with all incidental expenses related thereto, shall be a part of the Cardinal Station Monthly Maintenance Cost.

          (d) If the damaged item has been damaged beyond repair, and if such damaged item is a Property Unit, the entire cost of the retirement and replacement of such damaged item shall be borne by Ohio and Buckeye in proportion to their respective ownership interests in such Property Unit; if, however, such damaged item is less than a Property Unit, the costs associated with its removal, and the acquisition of a new item in place thereof, shall be a part of the Cardinal Station Monthly Maintenance Cost.

     4.4 (a) Buckeye shall pay to Ohio in respect of the rights extended by Ohio as provided in Section 4.3 a monthly charge for each Major Spare Part associated with Buckeye's Initial Unit equal to the product of (i) 0.011042, (ii) the total gross investment (i.e., the aggregate purchase price including freight, excise taxes, etc.) of Ohio and Ohio Associates in such Major Spare Part, (iii) the quotient obtained by dividing the sum of
(A) 115% of Buckeye's Initial Cardinal Station Capacity Reservation and (B) 115% of Buckeye's Supplementary Power Demand, if any, by (C) the Total Net Capability of Buckeye's Initial Unit, and (iv) the quotient of (D) one, divided by (E) the total number of generating units of Ohio and any Ohio Associate which are then in commercial operation, for which such Major Spare Part is interchangeable, plus one.

     (b) Commencing with the Date of Commercial Operation of Buckeye's Additional Unit, Buckeye shall pay to Ohio in respect of the rights extended by Ohio as provided in Section 4.3 a monthly charge for each Major Spare Part associated with Buckeye's Additional Unit equal to the product of (i) 0.011042,
(ii) the total gross investment (i.e., the aggregate purchase price including franchise, excise taxes, etc.) of Ohio and Ohio Associates in such Major Spare Part, (iii) the quotient obtained by dividing the sum of (A) 115% of Buckeye's Additional Unit Capacity Reservation and (B) 115% of Buckeye's Supplementary Power Demand, if any, by (C) the Total Net Capability of Buckeye's Additional Unit, and (iv) the quotient for such month of (D) the number of items of equipment at the Additional Cardinal Station which can be interchanged with a particular Major Spare Part, divided by (E) the total number of the items of equipment at the generating units of Ohio and any Ohio Associate and at the Additional Cardinal Station which can be interchanged with such Major Spare Part.

     (c) In addition, Buckeye shall pay to Ohio an amount in dollars sufficient to reimburse Ohio for any amounts paid or payable by it as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amount paid by Buckeye pursuant to this Section and to enable Ohio, after provision for such taxes, to realize the net amount payable by Buckeye as herein provided. Buckeye shall also make available to the extent that it is practicable to do so space within its portion of Cardinal Station for the storage of Major Spare Parts. In the event that any amounts paid or payable by Buckeye to Ohio pursuant to this Section shall at any time become subject to any income or similar tax based on or measured by net income levied by any State or subdivision thereof, then the amount payable hereunder shall be increased by an additional amount which, after provision for the payment of such tax, will net the amount otherwise payable hereunder.

     4.5 Ohio shall invoice Buckeye promptly for the monthly charge to be paid by Buckeye pursuant to Section 4.4 and such invoices shall be paid within fifteen (15) days after receipt thereof by Buckeye. Interest shall be paid by Buckeye at the rate of 6% per annum on any amount overdue.

     4.6 Buckeye agrees that it will purchase and maintain a suitable stock of spare parts for Buckeye's Initial Substation Facilities and Buckeye's Additional Substation Facilities in accordance with the practices employed by Ohio for the maintenance of spare parts for comparable substation facilities at other generating stations of Ohio.

                                ARTICLE FIVE.

                        Working Capital Requirements.

     5. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Sections 5.1, 5.2, 5.3 and 5.4 of the Station Agreement in their entirety and in lieu thereof substitute the following:

     5.1 The Owners shall provide the funds required for use as working capital in meeting payrolls and other expenses incurred in the operation and maintenance of the Cardinal Station, and in buying materials and supplies, and the Owners hereby authorize Operating Company as their agent to draw upon such funds for expenditures on their behalf necessary to operate and maintain Cardinal Station.

     5.2 Buckeye shall provide its appropriate share of working capital requirements, other than for fuel, in the ratio of the sum of (a) 115% of Buckeye's Initial Cardinal Station Capacity Reservation and (b) 115% of Buckeye's Additional Unit Capacity Reservation to the Total Net Capability of the Cardinal Units and, subject to Section 5.3, Ohio shall provide the balance. Each Owner shall make the requisite funds available by cash payments directly to Operating Company, by deposits to bank accounts established by Operating Company, by investing in materials and supplies, by prepayments, by purchase of spare parts, or by a combination of such methods as may be agreed to between the Owners from time to time.

     5.3 During any period in which Buckeye shall be purchasing Buckeye's Supplementary Power from Ohio hereunder, Buckeye shall provide, in addition to the portion of working capital requirements to be provided by it pursuant to Section 5.2, a further portion of such working capital requirements, other than for fuel, in the ratio of 115% of Buckeye's Supplementary Power Demand and Buckeye's Excess Supplementary Power Demand, if any, to the Total Net Capability of the Cardinal Units, and Ohio shall provide the balance in excess of the total of the amounts provided by Buckeye in accordance with Section 5.2 and this
Section 5.3.

                                ARTICLE SIX.

                             Investment in Fuel.

     6. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Sections 6.1, 6.2, 6.3, 6.4 and 6.5 of the Station Agreement in their entirety and in lieu thereof substitute the following:

     6.1 It is recognized by the Owners that a reasonable amount of coal in stock is desirable for the Cardinal Station at all times in order to provide adequate fuel reserves against interruptions of normal fuel supply. The Owners agree to establish and maintain such reserves of coal in stock of such quality and in such quantities as Operating Company shall determine to be required for that purpose, including reserves required to be established prior to the Date of Commercial Operation of Buckeye's Additional Unit.

     6.2 Each Owner shall invest directly in a portion of coal in stock for the Initial Cardinal Station as follows:

         (a) Buckeye shall make such monthly investments in the Initial Cardinal Station Coal Stock as are necessary to maintain its ownership, after taking into account the consumption by Buckeye of its share of the Initial Units Monthly Coal Requirement, of that number of tons of coal in the storage pile or piles equal to the product of (i) the ratio of the total Buckeye's Initial Unit Monthly Energy for the preceding twelve-month period to the Total Net Generation of the Initial Units for the preceding twelve-month period, and (ii) the total tons of coal in the Initial Cardinal Station Coal Stock.

         (b) Ohio shall make such monthly investments in the Initial Cardinal Station Coal Stock as are necessary to maintain its ownership, after taking into account the consumption by Ohio of its share of the Initial Units Monthly Coal Requirement, of that number of tons of coal in the storage pile or piles equal to the product of (i) the ratio of the total Ohio Initial Units Monthly Energy for the preceding twelve-month period to the Total Net Generation of the Initial Units for the preceding twelve-month period, and (ii) the total tons of coal in the Initial Cardinal Station Coal Stock.

     6.3 Each Owner shall invest directly in a portion of coal in stock for the Additional Cardinal Station as follows:

         (a) Buckeye shall make such monthly investments in the additional Cardinal Station Coal Stock as are necessary to maintain its ownership, after taking into account the consumption by Buckeye of its share of the Buckeye's Additional Unit Monthly Coal Requirement, of that number of tons of coal in the storage pile or piles equal to the product of (i) the ratio of the total Buckeye's Additional Unit Monthly Energy for the preceding twelve-month period to the Total Net Generation of Buckeye's Additional Unit for the preceding twelve-month period, and (ii) the total tons of coal in the Additional Cardinal Station Coal Stock. In addition, Buckeye shall make the total investment in the coal required for the generation of power by Buckeye's Additional Unit during the test period prior to the Date of Commercial Operation of Buckeye's Additional Unit.

         (b) Ohio shall make such monthly investments in the Additional Cardinal Station Coal Stock as are necessary to maintain its ownership, after taking into account the consumption by Ohio of its share of Buckeye's Additional Unit Monthly Coal Requirement, of that number of tons of coal in the storage pile or piles equal to the product of (i) the ratio of the total Ohio Additional Unit Monthly Energy for the preceding twelve-month period to the Total Net Generation of Buckeye's Additional Unit for the preceding twelve-month period, and (ii) the total tons of coal in the Additional Cardinal Station Coal Stock.

     6.4 The parties recognize that under certain circumstances it may be more equitable to establish the number of tons of coal in stock for Buckeye and Ohio on the basis of twelve-month forecasts of Buckeye's Initial Unit Monthly Energy and Buckeye's Additional Unit Monthly Energy requirements and Ohio's Initial Units Monthly Energy and Ohio Additional Unit Monthly Energy requirements, respectively, instead of on the basis of the preceding twelve-month period, and agree that the Operating Company may from time to time employ such alternative method.

     6.5 Fuel oil reserves and fuel oil charged to operation shall be owned and accounted for between the Owners in the same manner as coal by converting the quantities and costs of such fuel oil to the basis of equivalent tons of coal.

     6.6 Operating Company shall take such steps as are necessary to keep the Initial Cardinal Station Coal Stock separate and apart from the Additional Cardinal Coal Stock and shall keep separate records of the respective investments of the Owners therein.

                               ARTICLE SEVEN.

                       Apportionment of Station Costs.

     7. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Sections 7.1, 7.2, 7.3, 7.4,
7.5 and 7.6 in their entirety and in lieu thereof substitute the following:

     7.1 Operating Company shall keep books of record and accounts, on the same basis for each Owner, covering the sums of money expended for the account of each Owner in operating and maintaining Cardinal Station. The allocation of expenses between the Owners shall be made in the manner set forth in Sections 7.2,
7.3 and 7.4, the actual allocation to be made by Operating
Company.

     7.2 The allocation of all costs with respect to fuel supply for the Cardinal Station shall be accounted for separately for the Initial Cardinal Station and for the Additional Cardinal
Station.

         (a) With respect to the Initial Cardinal Station:

           (i) All coal delivered to each Owner during a calendar month shall be charged to such Owner's fuel in stock at the average delivered unit cost of all coal delivered to Initial Cardinal Station during such month, and, in addition, each Owner's fuel in stock shall be charged in each month with the total coal unloading costs incurred by Operating Company for such month in the ratio of tons of coal delivered for each Owner.
Each Owner's fuel in stock shall also be charged in each month with the total coal storage costs incurred by Operating Company in such month in the ratio of tons of coal in stock for each Owner at the end of such month.

           (ii) The Initial Units Monthly Coal Requirement shall be divided between Buckeye and Ohio in the same ratio for each month as Buckeye's Initial Unit Monthly Energy and Ohio's Initial Units Monthly Energy, respectively, bear to the Total Net Generation of the Initial Units for such month. Each Owner's share of the Initial Units Monthly Coal Requirement shall be separately converted into a dollar amount by using the average cost per ton of coal in such Owner's fuel in stock at the close of such month and such dollar amount will then be credited to such Owner's fuel in stock and charged to such Owner's fuel consumed.

           (iii) The Initial Units Monthly Fuel Handling Costs will be divided between Buckeye and Ohio in the same ratio for each month as Buckeye's Initial Unit Monthly Energy and Ohio's Initial Units Monthly Energy, respectively, bear to the Total Net Generation of the Initial units for such month. Each Owner's fuel consumed will be charged at the close of such month with each Owner's share of the Initial Units Monthly Fuel Handling Costs.

         (b) With respect to the Additional Cardinal Station:

           (i) All coal delivered to each Owner during a calendar month shall be charged to such Owner's fuel in stock at the average delivered unit cost of all coal delivered to the Additional Cardinal Station during such month, and, in addition, each Owner's fuel in stock shall be charged in each month with the total coal unloading costs incurred by Operating Company for such month in the ratio of tons of coal delivered for each Owner. Each Owner's fuel in stock shall also be charged in each month with the total coal storage costs incurred by Operating Company in such month in the ratio of tons of coal in stock for each Owner at the end of such month.

           (ii) The Additional Unit Monthly Coal Requirement shall be divided between Buckeye and Ohio in the same ratio for each month as Buckeye's Additional Unit Monthly Energy and Ohio Additional Unit Monthly Energy, respectively, bear to the Net Generation of Buckeye's Additional Unit for such month. Each Owner's share of the Additional Unit Monthly Coal Requirement shall be separately converted into a dollar amount by using the average cost per ton of coal in such Owner's fuel in stock at the close of such month and such dollar amount will then be credited to such Owner's fuel in stock and charged to such Owner's fuel consumed.

           (iii) The Additional Unit Monthly Fuel Handling Costs will be divided between Buckeye and Ohio in the same ratio for each month as Buckeye's Additional Unit Monthly Energy and Ohio Additional Unit Monthly Energy, respectively, bear to the total Net Generation of Buckeye's Additional Unit for such month. Each Owner's fuel consumed will be charged at the close of such month with each Owner's share of the Additional Unit Monthly Fuel Handling Costs.

         (c) Fuel oil reserves will be accounted for in the same manner as coal stock, and fuel oil consumed will be charged to the Owners in the same manner as coal consumed, by converting the quantities and costs of such fuel oil to the basis of equivalent tons of coal.

     7.3 The Cardinal Station Monthly Maintenance Cost will be divided between Buckeye and Ohio in the same ratio for each month as Buckeye's Monthly Energy and Ohio's Monthly Energy, respectively, bear to the Total Net Generation of the Cardinal Units for such month; provided, however, that a recomputation shall be made on a running twelve-months average basis which will divide the aggregate Cardinal Station Monthly Maintenance Cost for such twelve month period between Buckeye and Ohio in the same ratios for such twelve month period as Buckeye's Monthly Energy and Ohio's Monthly Energy, respectively, bear to the Total Net Generation of the Cardinal Units for such period, and an appropriate credit or charge will be made to each Owner to adjust the aggregate of such Owner's twelve month charges hereunder over such twelve month period to conform with the recomputation on such twelve months basis. Any proceeds of insurance received by either Owner in respect of any item of expense constituting maintenance expense included or includible in the Cardinal Station Monthly Maintenance Cost for any month shall be credited thereto in the month in which such proceeds are received.

     7.4 The Cardinal Station Monthly Prorated Capacity Cost will be divided between the Owners so that Buckeye's share will be in the ratio for each month of (a) the sum of (i) 115% of Buckeye's Initial Cardinal Station Capacity Reservation and (ii) 115% of Buckeye's Additional Unit Capacity Reservation and (iii) 115% of Buckeye's Supplementary Power Demand, if any, and (iv) 115% of Buckeye's Excess Supplementary Power Demand, if any, to (b) the Total Net Capability of the Cardinal Units, and Ohio's share will be the balance.

                               ARTICLE EIGHT.

                       Operation of Cardinal Station.

     8. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Sections 8.1, 8.2, 8.3, 8.4,
8.5, 8.6 and 8.7 of the Station Agreement in their entirety and in lieu thereof substitute the following:

     8.1 The Cardinal Station shall be operated and maintained by Operating Company as a single station in accordance with good commercial practices, employed in a manner consistent with the operating procedures employed by Ohio at the Ohio Generating Stations, and otherwise in conformity with the terms and conditions of this Agreement and the Power Delivery Agreement.

     8.2 The Entitlement of Ohio and Buckeye in and to the use of the Total Net Capability of the Cardinal Station shall be determined as follows:

         (a) Buckeye shall be entitled at any time to that portion of the generating capacity then available at the Cardinal Station to the extent required to supply the total amount of the Buckeye Power Requirement at such time, up to a maximum entitlement equal to 86.9565% of the total Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit.

         (b) Ohio shall be entitled at any time to that portion of the generating capacity then available at the Cardinal Station in excess of the entitlement of Buckeye thereto at such time, subject, however, to the rights of Buckeye to receive therefrom Back-up Power and Buckeye's Supplementary Power as provided in Articles Nine and Ten of this Agreement.

         (c) In no event shall the entitlement of Buckeye determined pursuant to subsection (a) above exceed the requirements of the Buckeye Members for electric power and energy to be consumed within the State of Ohio or the entitlement of Ohio determined pursuant to subsection (b) above exceed the total load of its retail customers within the State of Ohio.

     8.3 In each hour during the term of this Agreement there shall be delivered hereunder to Ohio's Bulk Transmission Facilities for the account of Buckeye, to the extent that the total output of electric power by the Cardinal Station in such hour shall be sufficient for that purpose and otherwise subject to the provisions of this Agreement, that number of kilowatts of electric power equal to the lesser of (a) Buckeye's Total Firm Reservation, or (b) the Buckeye Cardinal Hourly Demand for such hour. Operating Company shall operate the Cardinal Station in accordance with the provisions set forth in Sections 8.6 and 8.7.

     8.4 Buckeye shall establish from time to time reservations of capacity out of its entitlement in and to the use of the Total
Net Capability of the Cardinal Units as follows:

         (a) Buckeye's Initial Cardinal Station Capacity Reservation shall equal Buckeye's Cardinal Peak Demand as of the first day of the month in which such Buckeye's Cardinal Peak Demand is established; provided, however, that in no event shall Buckeye's Initial Cardinal Station Capacity Reservation exceed at any time 86.9565% of the then Buckeye's Contractual Net Capability of Buckeye's Initial Unit. Buckeye shall use its best efforts to inform Ohio at least 90 days in advance of any anticipated increase in Buckeye's Initial Cardinal Station Capacity Reservation.

         (b) After the later of (1) the Date of Commercial Operation of Buckeye's Additional Unit and (2) the Date when Buckeye's Initial Cardinal Station Capacity Reservation shall equal 86.9565% of the then Buckeye's Contractual Net Capability of Buckeye's Initial Unit, Buckeye's Additional Unit Capacity Reservation shall equal Buckeye's Cardinal Peak Demand less Buckeye's Initial Cardinal Station Capacity Reservation; provided, however, that in no event shall Buckeye's Additional Unit Capacity Reservation exceed at any time 86.9565% of the then Buckeye's Contractual Net Capability of Buckeye's Additional Unit. In such circumstances, Buckeye's total reservation of capacity at the Cardinal Station shall be the sum of (i) Buckeye's Initial Cardinal Station Capacity Reservation and (ii) Buckeye's Additional Unit Capacity Reservation, and Buckeye will increase Buckeye's Additional Unit Capacity Reservation to the extent necessary so that such sum shall not be less, for any month, than Buckeye's Cardinal Peak Demand established at any time prior to and including such month.

         (c) In the event that Buckeye shall subsequent to June 27, 1968 arrange to obtain a supply of electric power and energy from any source other than Buckeye's Initial Unit or Buckeye's Additional Unit, then Buckeye's Total Cardinal Station Capacity Reservation from and after the date on which such other source of electric power and energy shall become available to Buckeye shall for all purposes of this Agreement equal 86.9565% of the Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit as of such date without regard to the amount of any Buckeye Cardinal Peak Demand established prior to such date.

     8.5 Ohio and Buckeye hereby agree that the Cardinal Station shall be loaded in any calendar year, insofar as it may be physically possible to do so consistent with good and safe commercial practice, so that the ratio obtained by dividing (a) the sum of (i) the Total Net Generation of Buckeye's Initial Unit and Buckeye's Additional Unit, for such year and (ii) the Total Net Generation of Ohio's Initial Unit for such year by (b) the product of (i) the average combined Total Net Capability of all such units for such year and (ii) 8,760, is not less than the ratio obtained by dividing (c) the sum of (i) the total Buckeye Initial Unit Monthly Energy for such year and (ii) the total Buckeye Additional Unit Monthly Energy for such year and (iii) the total Back-up Energy for such year, by (d) the product of (i) the average of the Buckeye Cardinal Peak Demands in effect for each month during such year and (ii) 8,760.

     8.6 Subject to the provisions of Section 8.5 above, Ohio and Buckeye agree that the Cardinal Units shall be loaded in any hour as directed by Ohio, between the minimum and maximum operating limits set forth in this Section and insofar as it may be physically possible to do so consistent with good and safe commercial practice according to principles of economic dispatch employed by Ohio at the Ohio Generating Stations. The maximum operating limit of each of the Cardinal Units shall be equal to the Total Net Available Capability of such unit. The minimum operating limit of each of the Cardinal Units shall be the lowest level of operation that insures stability of combustion in the steam generator of such unit at low firing rates.

     8.7 Energy generated each month by Buckeye's Units, in accordance with the provisions of Sections 8.5 and 8.6 shall be allocated between Buckeye and Ohio as follows:

         (a) Buckeye's Initial Unit Monthly Energy for any month shall be determined by multiplying (i) Buckeye's total energy requirement for such month (adjusted to the high voltage busses at the Cardinal Station) less Back-up Energy, if any, less energy associated with Replacement Power, if any, less energy associated with Buckeye's Supplementary Power and Buckeye's Excess Supplementary Power, if any, and, if Buckeye shall have arranged to obtain a supply of electric power and energy from any source other than Buckeye's Initial Unit and/or Buckeye's Additional Unit, as contemplated by Section 8.4(c), less energy associated with such supply, by (ii) the ratio of the Total Net Generation of Buckeye's Initial Unit for that month to the sum of the Total Net Generation of Buckeye's Units for such month.

         (b) Buckeye's Additional Unit Monthly Energy for any month shall be determined by multiplying (i) Buckeye's total energy requirement for such month (adjusted to the high voltage busses at the Cardinal Station) less Back-up Energy, if any, less energy associated with Replacement Power, if any, less energy associated with Buckeye's Supplementary Power and Buckeye's Excess Supplementary Power, if any, and, if Buckeye shall have arranged to obtain a supply of electric power and energy from any source other than Buckeye's Initial Unit and/or Buckeye's Additional Unit, as contemplated by Section 8.4(c), less energy associated with such supply, by (ii) the ratio of the Total Net Generation of Buckeye's Additional Unit for that month to the sum of the Total Net Generation of Buckeye's Units for such month.

         (c) Ohio's allocation of energy from Buckeye's Initial
Unit for any month shall be determined by deducting Buckeye's
Initial Unit Monthly Energy for that month from the Total Net
Generation of Buckeye's Initial Unit for such month.

         (d) Ohio's allocation of energy from Buckeye's
Additional Unit for any month shall be determined by deducting
Buckeye's Additional Unit Monthly Energy for that month from the Total Net Generation of Buckeye's Additional Unit for such month.

     8.8 It is recognized that when Buckeye's Total Cardinal Station Capacity Reservation reaches 86.9565% of the total Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit, and prior to the time when Buckeye shall have depleted Buckeye's Unrecovered Excess Capacity Account, Buckeye will be required to consider arrangements to obtain an additional source or sources of electric power and energy in order to enable it to satisfy the requirements of the Buckeye Members therefor. Accordingly, reasonably in advance of the time when forecasts prepared by Buckeye indicate that such additional source or sources of electric power and energy may be required. Buckeye may:

         (a) negotiate with Ohio for another Buckeye generating unit at a steam-electric generating station owned by Ohio in the State of Ohio, or at a steam-electric generating station to be built by Ohio in the State of Ohio; or

         (b) negotiate and arrange to obtain electric power and energy for delivery to the Buckeye Members (in excess of Buckeye's then maximum entitlement in and to the use of the capacity provided by the Cardinal Station) from any other source or sources.

In the event that Buckeye shall enter into arrangements to obtain an additional source or sources for the generation of electric power and energy located within the State of Ohio, but otherwise than with Ohio, as contemplated by subsection (b) of this Section, and if in the judgment of Ohio and Buckeye it is physically and economically feasible to operate such additional source or sources for the generation of electric power and energy in parallel with the Cardinal Station and Ohio's Bulk Transmission Facilities, then Ohio and Buckeye will discuss and explore such proposed parallel operation and attempt to negotiate an agreement by which such parallel operation may be accomplished on terms mutually acceptable to Ohio and Buckeye.

                                ARTICLE NINE.

                    Back-up of Buckeye Power Requirements.

     9. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Section 9.2 of the Station Agreement in its entirety and in lieu thereof substitute the following Section 9.2 of the Station Agreement. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Sections 9.1, 9.3, 9.4, 9.5, 9.6, 9.7 and 9.8 of the
Station Agreement in their entirety and in lieu thereof substitute Sections 9.1, 9.3, 9.4 and 9.5 of the Station Agreement as follows:

     9.1 In order to assure that the Buckeye Power Requirement may be supplied upon a basis which shall be as reliable as may reasonably be provided, Ohio agrees to deliver Back-up Power from the Ohio Back-up Stations upon the terms and conditions set forth in this Article Nine.

     9.2 Back-up Power and Back-up Energy (which term, during the period between the Effective Date of Amendment No. 1 to the Station Agreement and the Date of Commercial Operation of Buckeye's Additional Unit shall, for purposes of this Article Nine, include the terms Cardinal Station Back-up Energy and Ohio System Back-up Energy, determined in accordance with the provisions of Section 9.6 and Appendix D of this Agreement) shall be provided by Ohio as follows:

         (a) Ohio shall furnish Back-up Power, to the full extent that it backs up firm contract demands of its own customers, during such period or periods of time during any calendar year when the capability of Buckeye's Initial Unit and/or Buckeye's Additional Unit shall he curtailed and/or Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be removed from service, for any reason, including preventative maintenance and/or repairs, shortages of fuels, or as a result of laws and/or rules and regulations affecting emissions of pollutants, discharge of wastes or other environmental conditions, and no capacity charge shall be made by Ohio to Buckeye for Back-up Power furnished pursuant to the provisions of this subsection (a); provided, however, that in no event shall Ohio be obligated to supply Back-up Power during any one calendar year which in the aggregate exceeds a number of kilowatthours of Back-up Energy equal to the sum of (A) the product of (i) 0.130435, (ii) Buckeye's Contractual Net Capability of Buckeye's Initial Unit, and (iii) 8760, and (B) the product of (i) the Applicable Percentage, (ii) Buckeye's Contractual Net Capability of Buckeye's Additional Unit, and (iii) 8760, except that when in any calendar year the Back-up Energy furnished by Ohio to Buckeye shall aggregate a number of kilowatthours that is less than the sum of (A) and (B) above, the deficiency shall be carried forward to the succeeding calendar year and added to the amount of Back-up Power which Ohio shall be obligated, if required, to furnish in such year, and any such amount of Back-up Power not being so supplied by Ohio in such subsequent year shall be similarly carried forward into the next succeeding subsequent calendar year until such deficiency shall have been exhausted. The term Applicable Percentage, as used in this subsection (a): (I) during the period between the Date of Commercial Operation of Buckeye's Additional Unit and December 31 of the first full calendar year succeeding such date shall mean the product of (X) 0.130435 and (Y) a fraction the denominator of which shall be 12 and the numerator of which shall be the number of full calendar months between the Date of Commercial Operation of Buckeye's Additional Unit and the December 31 of the third full calendar year succeeding the Date of Commercial Operation of Buckeye's Additional Unit, (II) during the periods between January 1 and December 31 of the second, and of the third, full calendar year succeeding the Date of Commercial Operation of Buckeye's Additional Unit shall mean
0.000000 subject to the provision of this subsection (a) permitting unused amounts applicable to prior years to be accumulated and carried forward to subsequent years, and (III) during each of the calendar years in the period subsequent to December 31 of the third full calendar year succeeding the Date of Commercial Operation of Buckeye's Additional Unit shall mean
0.130435 subject to the provisions of this subsection (a) permitting unused amounts applicable to prior years to be accumulated and carried forward to subsequent years.

         (b) Buckeye shall pay Ohio for Back-up Energy furnished in any month an amount equal to the product of (i) the total kilowatthours of such Back-up Energy for such month, and (ii)
Ohio Stations Average Fuel and Maintenance Cost.

         (c) Back-up Energy, for any hour, shall, subject to the provisions of subsection (c) of Section 11.1 of this Agreement, be equal to the amount by which (i) Buckeye's Cardinal Hourly Demand exceeds (ii) the sum of (A) Total Net Available Capability of Buckeye's Units for such hour, (B) energy associated with Buckeye's Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(j) of this Agreement, and (C) energy associated with Buckeye's Excess Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(k) of this Agreement. Back-up Energy, as determined for each hour, shall be accumulated and billed on a calendar month basis.

         (d) In the event that, at any time, in any calendar year
(i) the capability of Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be curtailed, and/or Buckeye's Initial Unit and/or Buckeye's Additional Unit shall be removed from service for any reason, including preventative maintenance and/or repairs, shortages of fuels, or as a result of laws and/or rules and regulations affecting emissions of pollutants, discharge or wastes, or other environmental conditions, and (ii) Ohio shall not at such time be obligated to furnish Back-up Power pursuant to the provisions of subsection (a) of this Section 9.2. Ohio shall, to the extent that it determines that it has electric power and energy available from its own sources or can obtain electric power and energy from systems with which it is directly or indirectly interconnected, supply Replacement Power, and the energy associated therewith, to the extent required to supply, in addition to other power and energy then supplied by Ohio to Buckeye under this Agreement, the Buckeye Power Requirement, and Buckeye shall pay to Ohio for such Replacement Power and such energy (i) if supplied from sources of Ohio, or an Ohio Associate, the sum of (X) the product of (A) $4.00 and (B) the largest number of kilowatts during any hour in such month when Replacement Power, and such energy, shall be supplied from such source by which the Buckeye Cardinal Hourly Demand for any hour exceeds the sum of (i) the Total Net Available Capability of Buckeye's Units during such hour, (ii) Buckeye's Supplementary Power Demand, if any, during such hour, and (iii) Buckeye's Excess Supplementary Power Demand during such hour and (Y) the out-of-pocket costs which Ohio incurs in supplying such energy; or (II) if obtained by Ohio from interconnected systems other than the system of Ohio or the systems of Ohio Associates the sum of (XX) the out-of-pocket costs which Ohio incurs for any demand or capacity charges payable to such other systems in supplying such Replacement Power and (YY) 1.15 times the out-of-pocket costs which Ohio incurs for any energy charges payable to such other systems in supplying energy associated with Replacement Power. For purposes of this subsection, after Buckeye shall have depleted Buckeye's Unrecovered Excess Capacity Account, Buckeye Cardinal Hourly Demand shall not exceed a number of kilowatts equal to 86.9565% of Buckeye's Contractual Net Capability of Buckeye's Units.

         (e) Energy associated with Replacement Power, for any hour in which Ohio is not obligated to furnish Back-up Power, shall, if Ohio supplies energy associated with Replacement Power, subject to the provisions of subsection (c) of Section 11.1 of this Agreement, be equal to the amount by which (i) Buckeye's Cardinal Hourly Demand exceeds (ii) the sum of (A) Total Net Available Capability of Buckeye's Units for such hour, (B) energy associated with Buckeye's Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(j) of this Agreement, and (C) energy associated with Buckeye's Excess Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(k) of this Agreement. Energy associated with Replacement Power, as determined for each hour, shall he accumulated and billed on a calendar month basis.

     9.3 If Buckeye's Initial Unit or Buckeye's Additional Unit is out of service during any hour the auxiliary power requirements, if any, for such unit shall be deemed to have been supplied for such hour from the remaining Buckeye Unit if such unit is in service during such hour and from the Ohio Back-up Station if both Buckeye Units are out of service during that hour.

     9.4 In addition to any amounts to be paid by Buckeye pursuant to this Article Nine, Buckeye shall pay to Ohio an amount in dollars sufficient to reimburse Ohio for any amounts paid or payable by it as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amounts paid by Buckeye hereunder and to enable Ohio, after provision for such taxes, to realize the net amounts payable by Buckeye as herein provided.

     9.5 As soon as practical after the end of any month in which any Back-up Energy, and/or energy associated with Replacement Power, is provided hereunder for which Buckeye is required to pay Ohio, a statement in respect thereof will be rendered to Buckeye by Operating Company on behalf of Ohio. Ohio shall furnish Operating Company such computations as shall be necessary to permit Operating Company to prepare such statement. Buckeye shall pay Ohio within fifteen (15) days after the receipt of such statement the amount charged therein. Interest shall be charged by Ohio to Buckeye at the rate of 6% per annum on any overdue amount.

                                ARTICLE TEN.

                 Excess, Surplus and Supplementary Capacity.

     10. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Section 10.2 of the Station Agreement in its entirety and in lieu thereof substitute the following Section 10.2 of the Station Agreement. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Sections 10.1, 10.3, 10.4, 10.5, 10.6 and 10.7 of the
Station Agreement in their entirety and in lieu thereof substitute the following Sections 10.1, 10.3, 10.4, 10.5 and 10.6 of the Station Agreement:

     10.1 The Total Net Capability of the Buckeye Units in excess of the Buckeye Cardinal Hourly Demand for any hour shall be made available to Ohio at any and all times subsequent to the Date of Commercial Operation of Buckeye's. Additional Unit and Ohio shall effect settlements with Buckeye for Contract Excess Capacity as follows: Subsequent to and on the date on which commercial operation of Buckeye's Additional Unit, shall commence, Ohio shall effect settlements in the form of a dollar amount of money, monthly, equal to the sum of (a) the product of
(i) Buckeye's Monthly Carrying Charge, and (ii) the ratio of Contract Excess Capacity to the sum of Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit, and (b) an amount in dollars sufficient to reimbursement Buckeye for any amounts paid or payable by it as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amount paid by Ohio pursuant to this section and to enable Buckeye, after provision for such taxes, to realize the net amount payable by Ohio as herein provided.

     10.2 If at the beginning of any calendar month the sum of the Buckeye Cardinal Monthly Demands for the preceding twelve calendar months is less than 85% of the sum of the Buckeye Cardinal Monthly Demands for the twelve calendar months ending with the month in which the then effective Buckeye Cardinal Peak Demand was established, Ohio will purchase from Buckeye any Surplus Capacity available from Buckeye's Units during such calendar month and will pay to Buckeye therefor, in addition to any amount which Ohio may be obligated to pay to Buckeye as provided in Section 10.1 for Contract Excess Capacity made available to Ohio in such calendar month, a dollar amount of money equal to the sum of (i) the product of the Buckeye Monthly Carrying Charge, or before the Date of Commercial Operation of Buckeye's Additional Unit, Buckeye Initial Unit Monthly Carrying Charge, less the sum of (x) the amount included as a credit in respect of contributed capital pursuant to clause (B) of the definition of Buckeye Initial Unit Monthly Carrying Charge and after the Date of Commercial Operation of Buckeye's Additional Unit (y) the amount included as a credit in respect of contributed capital pursuant to clause (B) of the definition of Buckeye Additional Unit Monthly Carrying Charge, and the ratio of the Surplus Capacity available during such calendar month from Buckeye's Units to Buckeye's Contractual Net Capability of Buckeye's Units, and (ii) an amount in dollars sufficient to reimburse Buckeye for any amounts paid or payable by it as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amount so paid by Ohio to Buckeye and to enable Buckeye, after provision for such taxes, to realize the net amount payable by Ohio for Surplus Capacity as provided in this Section. After the date which is the earlier of
(a) the date on which 115% of Buckeye's Additional Unit Capacity Reservation equals Buckeye's Contractual Net Capability of Buckeye's Additional Unit, and (b) the date on which Buckeye's Total Cardinal Station Capacity Reservation shall equal 86.9565%, of the Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit, Ohio shall have no further obligation under this Agreement to acquire Surplus Capacity from Buckeye or to pay Buckeye therefor.

     10.3 Ohio shall make available to Buckeye from Ohio's Initial Unit and/or the Ohio Generating Stations or any combination of such sources, and Buckeye shall be entitled to purchase from Ohio, Buckeye's Supplementary Power, and energy associated therewith, on the following terms and conditions:

         (a) Buckeye will establish after the Date of Commercial Operation of Buckeye's Additional Unit and thereafter from time to time increase Buckeye's Supplementary Power Demand to the extent necessary to provide Buckeye's Supplementary Power, on notice to Ohio as herein prescribed, to a maximum of 50% of the Total Net Capability of Buckeye's Units. Buckeye shall use its best efforts to keep Ohio informed at least 90 days in advance of any anticipated increase in Buckeye's Supplementary Power Demand. In the event that the Buckeye Cardinal Monthly Demand at the Cardinal Station's high-voltage busses exceeds for any month Buckeye's Total Cardinal Station Capacity Reservation then in effect by one or more megawatts, then Buckeye's Supplementary Power Demand shall be increased by the amount of such excess (up to the maximum amount specified herein) beginning with the month in which such excess occurred.

         (b) In the event that Buckeye's Supplementary Power Demand is increased to its maximum permissible amount (50% of the Total Net Capability of Buckeye's Units) pursuant to subsection
(a) above, Buckeye may continue to obtain Buckeye's Supplementary Power hereunder until such time as the entitlement of Buckeye thereto shall terminate pursuant to the provisions of Section
10.4 and Ohio shall make available to Buckeye in any month as Buckeye's Excess Supplementary Power Demand that number of kilowatts of capacity which, when added to the sum of (i) Buckeye's Initial Cardinal Station Capacity Reservation and (ii) Buckeye's Additional Unit Capacity Reservation, and (iii) Buckeye's maximum entitlement to Buckeye's Supplementary Power Demand, shall establish Buckeye's Total Firm Reservation at not less than Buckeye's Cardinal Peak Demand established in any month prior to and including such month. Buckeye shall use its best efforts to keep Ohio informed at least 90 days in advance of any anticipated increase in Buckeye's Excess Supplementary Power Demand. In the event that the Buckeye Cardinal Monthly Demand exceeds for any month Buckeye's Total Firm Reservation in effect as of the beginning of such month by one or more megawatts, Buckeye's Excess Supplementary Power Demand shall be increased by the amount of such excess beginning with the month in which such excess occurred.

         (c) Operating Company shall make a record at the close of every month after the Date of Commercial Operation of Buckeye's Additional Unit in which Contract Excess Capacity and/or Surplus Capacity is provided to Ohio hereunder of (i) the total number of kilowatt-months of Contract Excess Capacity that were made available to Ohio in such month, (ii) the total dollar amount payable by Ohio to Buckeye for that number of kilowatt-months of Contract Excess Capacity specified in (i) above, (iii) the total number of kilowatt-months of Surplus Capacity purchased by Ohio in such month, and (iv) the total dollar amount payable by Ohio to Buckeye for Surplus Capacity purchased in such month. During the term of this Agreement, Operating Company shall maintain permanent cumulative records of
(v) the total number of kilowatt-months of Contract Excess Capacity made available to Ohio, (vi) the total dollar amount paid by Ohio to Buckeye for such Contract Excess Capacity, and
(vii) the total number of kilowatt-months of Surplus Capacity purchased by Ohio pursuant to Section 10.2.

         (d) Operating Company shall make a record at the close of every month in which Buckeye's Supplementary Power Demand is required by Buckeye pursuant to subsection (a) above of (i) the total kilowatts of Buckeye's Supplementary Power Demand in effect for such month, and (ii) the total dollar amount payable by Buckeye to Ohio in respect of Buckeye's Supplementary Power Demand as provided in subsection (e) of this Section. During the term of this Agreement, Operating Company shall maintain permanent cumulative records of (iii) the total number of kilowatt-months of Buckeye's Supplementary Power Demand required by Buckeye pursuant to subsection (a) above and (iv) the dollar amounts payable monthly by Buckeye to Ohio in respect of Buckeye's Supplementary Power Demand.

         (e) Buckeye shall pay Ohio for Buckeye's Supplementary Power Demand in effect for any month after the Date of Commercial Operation of Buckeye's Additional Unit an amount of dollars equal to the sum of (i) the product of (A) Ohio's Average Excess Capacity Cost (determined as provided in subsection (g) of this Section) for such month, and (B) 115% of Buckeye's Supplementary Power Demand in effect for such month, and (ii) an amount in dollars sufficient to reimburse Ohio for any amounts paid or payable by it as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amount paid by Buckeye pursuant to this subsection (e) and to enable Ohio, after provision for such taxes, to realize the net amount payable by Buckeye as herein provided.

         (f) Operating Company shall maintain a cumulative record after Date of Commercial Operation of Buckeye's Additional Unit wherein it shall deduct, monthly, the amount in dollars payable by Buckeye to Ohio for Buckeye's Supplementary Power Demand pursuant to subsection (e) above from the cumulative total amount in dollars payable by Ohio to Buckeye for Contract Excess Capacity as recorded pursuant to subsection (c) above, and the balance remaining at any time in such record account shall constitute Buckeye's Unrecovered Excess Capacity Account at such time.

         (g) Ohio's Average Excess Capacity Cost at any time shall be determined by dividing (i) the total dollar amount paid by Ohio to Buckeye for Contract Excess Capacity shown in the cumulative record maintained by Operating Company pursuant to clause (vi) of subsection (c) above, by (ii) the total number of kilowatt-months of Contract Excess Capacity made available to Ohio after the Date of Commercial Operation of Buckeye's Additional Unit, as shown in the cumulative record maintained by Operating Company pursuant to clause (v) of subsection (c) above less the total number of kilowatt-months of Surplus Capacity purchased by Ohio after the Date of Commercial Operation of Buckeye's Additional Unit, as shown in the cumulative record maintained by Operating Company pursuant to clause (vii) of subsection (c) above.

         (h) Buckeye shall pay Ohio for Buckeye's Excess Supplementary Power Demand in effect for any month an amount in dollars equal to the sum of (i) the product of (A) 1.1042% of Ohio's average investment in the Ohio Generating Stations (computed as provided in subsection (i) of this Section) for such month, and (B) 115% of Buckeye's Excess Supplementary Power Demand in effect for such month, and (ii) an amount in dollars sufficient to reimburse Ohio for any amounts paid or payable by it as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amount paid by Buckeye pursuant to this subsection (h) and to enable Ohio, after provision for such taxes, to realize the net amount payable by Buckeye as herein provided.

              (i) Ohio's average investment in the Ohio
Generating Stations for any month shall be computed as follows, using values as of the end of the next preceding month:

                (i) There shall be determined the sum of Ohio's investment at each of the Ohio Generating Stations as shown by Accounts 310 through 316 and Accounts 389 through 398 of the
Uniform System of Accounts.

                (ii) There shall be determined the sum of the net capability of each of the Ohio Generating Stations as reported by the Statistical Department of American Electric Power Service
Corporation.

                (iii) Ohio's average investment in the Ohio
Generating Stations will be equal to the sum determined pursuant to clause (i) above divided by the sum determined pursuant to clause (ii) above.

              (j) Energy associated with Buckeye's Supplementary Power in any month shall be determined for each hour and accumulated on a calendar month basis and shall equal, for any hour, the amount by which Buckeye Cardinal Hourly Demand exceeds the sum of Total Net Available Capability of Buckeye's Units for that hour, but shall not be greater than Buckeye Supplementary Power Demand then effective. Buckeye shall pay Ohio for energy associated with Buckeye's Supplementary Power Demand in any month an amount equal to the product of (i) the total kilowatt hours of such energy for such month, and (ii) Ohio Stations Average Fuel and Maintenance Cost.

              (k) Energy associated with Buckeye's Excess
Supplementary Power in any month shall be determined for each hour and accumulated on a calendar month basis and shall equal, for any hour, the amount by which Buckeye's Cardinal Hourly Demand exceeds the sum of (i) Total Net Available Capability of Buckeye's Units for that hour and (ii) Buckeye's Supplementary Power Demand then effective, but shall not be greater than Buckeye's Excess Supplementary Power Demand then effective. Buckeye shall pay Ohio for energy associated with Buckeye's Excess Supplementary Power Demand in any month an amount equal to the product of (i) the total kilowatt hours of such energy for such month, and (ii) Ohio Stations Average Fuel and Maintenance cost.

     10.4 Buckeye's right to obtain Buckeye's Supplementary Power under the terms and conditions of this Agreement shall terminate on the date after the Date of Commercial Operation of Buckeye's Additional Unit when the balance of dollars in Buckeye's Unrecovered Excess Capacity Account shall become zero, as to any entitlement of Buckeye to Buckeye's Supplementary Power theretofore established, and, upon the occurrence of such event, Operating Company shall close out the cumulative records maintained by Operating Company pursuant to the provisions of subsection (c) of Section 10.3. Upon any such termination of the right of Buckeye to obtain Buckeye's Supplementary Power hereunder, Buckeye shall not thereafter have any right to obtain any of Buckeye's Supplementary Power.

     10.5 As soon as practicable after the end of any month in which Contract Excess Capacity is made available by Buckeye to Ohio hereunder, a statement in respect thereof will be rendered to Ohio by Operating Company on behalf of Buckeye. Buckeye shall furnish Operating Company such computations as shall be necessary to permit Operating Company to prepare such statement. Ohio shall pay Buckeye within fifteen (15) days after receipt of such statement the amount specified as payable therein. Interest shall be charged by Buckeye to Ohio at the rate of 6% per annum on any overdue amount.

     10.6 As soon as practicable after the end of any month in which Buckeye's Supplementary Power or Buckeye's Excess Supplementary Power is made available hereunder for which Buckeye is required to pay Ohio, a statement in respect thereof will be rendered to Buckeye by Ohio. Buckeye shall reimburse Ohio within fifteen (15) days after receipt of any such statement for the amounts specified as payable therein. Interest shall be charged by Ohio to Buckeye at the rate of 6% per annum on any overdue amounts.

                               ARTICLE ELEVEN.

                          Buckeye's Interim Power.

     11. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Article Eleven of the Station
Agreement in its entirety and in lieu thereof substitute the following:

     11.1 Ohio shall make available to Buckeye from Ohio's
Initial Unit or the Ohio Generating Stations or any combination of such sources, and Buckeye shall purchase from Ohio, Buckeye's
Interim Power on the following terms and conditions:

          (a) Buckeye's Summer Interim Power Reservation shall be initially established in the first Summer Month in the Interim Period and shall be equal to the amount by which Buckeye's Cardinal Monthly Demand in such month exceeds 86.9565% of Buckeye's Contractual Net Capability of Buckeye's Initial Unit in such month. In each succeeding Summer Month during the Interim Period, Buckeye's Summer Interim Power Reservation shall equal the greater of (i) Buckeye's Summer Interim Power Reservation for the previous Summer Month or (ii) the difference between Buckeye's Cardinal Monthly Demand in such month and 86.9565% of Buckeye's Contractual Net Capability of Buckeye's Initial Unit in such month.

          (b) Buckeye's Winter Interim Power Reservation shall be initially established in the first Winter Month in the Interim Period and shall be equal to the amount by which Buckeye's Cardinal Monthly Demand in such month exceeds 86.9565% of Buckeye's Contractual Net Capability of Buckeye's Initial Unit in such month. In each succeeding Winter Month during the Interim Period. Buckeye's Interim Power Reservation shall equal the greater of (i) Buckeye's Winter Interim Power Reservation for the previous Winter Month or (ii) the difference between Buckeye's Cardinal Monthly Demand in such month and 86.9565% of Buckeye's Contractual Net Capability of Buckeye's Initial Unit in such month.

          (c) Buckeye's Interim Power shall be supplied by Ohio to Buckeye, and Buckeye shall purchase Buckeye's Interim Power from Ohio, during each month within the Interim Period to the extent of Buckeye's Interim Power Reservation in such month. Buckeye's Interim Power, and the energy associated therewith, shall be purchased by Buckeye from Ohio, and shall be supplied by Ohio to Buckeye, for such amount of money as, at any time in question, results from the application to the billing determinants of Buckeye of the then effective rate provisions of any tariff or service schedule of Ohio, filed with and made effective by the Federal Power Commission under the Federal Power Act, for the supply by Ohio of "limited term power" from its system to another electric system, as shall then be designated by Ohio.

          The energy associated with Buckeye's Interim Power for any hour during the Interim Period shall equal the amount by which the Buckeye Cardinal Hourly Demand exceeds 86.9565 percent of Buckeye's Contractual Net Capability of Buckeye's Initial Unit for that hour, but will not be greater than Buckeye's Interim Power Reservation then effective.

          For the purposes of classifying energy delivered during the period between the Effective Date of Amendment No. 1 to the Station Agreement and the Date of Commercial Operation of Buckeye's Additional Unit, energy associated with Replacement Power, as determined by the provisions of Article Nine of this Agreement, shall be reduced in any month during the Interim Period by the sum of the kilowatthours, for all hours of such month, of energy associated with Buckeye's Interim Power; Ohio System Back-up Energy, as determined by the provisions of Appendix D hereto, shall be reduced in any month during the Interim Period by the sum of the kilowatthours, for all hours of such month, by which energy associated with Buckeye's Interim Power exceeds the kilowatthours, for all hours of such month, of energy associated with Replacement Power; Cardinal Station Back-up Energy, as determined by the provisions of Appendix D hereto, shall be reduced in any month during the Interim Period by the sum of the kilowatthours, for all hours of such month, by which energy associated with Buckeye's Interim Power exceeds the sum of the kilowatthours, for all hours of such month, of energy associated with Replacement Power and Ohio System Back-up Energy, as determined by the provisions of Appendix D hereto; Buckeye's Initial Unit Monthly Energy, as determined by the provisions of Appendix D hereto, shall be reduced in any month during the Interim Period by the sum of kilowatthours, for all hours of such month, by which energy associated with Buckeye's Interim Power exceeds the sum of energy associated with Replacement Power, Ohio System Back-up Energy and Cardinal Station Back-up Energy, as determined by the provisions of Appendix D hereto; Ohio's Initial Unit Monthly Energy, as determined by the provisions of Appendix D hereto, shall be increased in any month during the Interim Period by the sum of kilowatthours, for all hours of such month, by which energy associated with Buckeye's Interim Power exceeds the sum of energy associated with Replacement Power, Ohio System Back-up Energy and Cardinal Station Back-up Energy as determined by the provisions of Appendix D hereto.

          (d) In the event the Interim Period commences on a date other than the first day of a calendar month, or terminates on a date other than the last day of a calendar month, then Buckeye shall be obligated to purchase, and Ohio shall be obligated to sell, Interim Power only for the portion of such month that is within the Interim Period, and the amount to be paid for such Interim Power, determined in accordance with subsection (c) above, shall be appropriately prorated.

                              ARTICLE TWELVE.

                              Delivery Service.

     12. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Article Twelve of the Station
Agreement in its entirety and in lieu thereof substitute the following:

     12.1 Buckeye agrees that, notwithstanding the provisions of subsection (c) of Section 4.3 of the Power Delivery Agreement, Buckeye will not, in light of the obligations assumed by Ohio hereunder, without the consent of Ohio, designate any location in an area served by Ohio as a Delivery Point (as defined in said Power Delivery Agreement) under the Power Delivery Agreement for the purpose of meeting the requirements of a Buckeye Member resulting from load growth and/or prospective load growth in the affected area at such point of delivery where the Delivery Point Monthly Demand (as defined in said Power Delivery Agreement), will be less than 1,000 kw at the time such additional Delivery Point is established; provided that, where in a particular case the imposition of such a limitation is likely to limit unduly the ability of such Buckeye Member to meet its requirements for its load growth and/or its prospective load growth in such area, the Delivery Point Monthly Demand may be less than 1,000 kw but not less than 750 kw at the time such additional Delivery Point is established.

     12.2 Buckeye agrees that, notwithstanding the provisions of subsection (b) of Section 4.4 of the Power Delivery Agreement, Buckeye will, in light of the obligations assumed by Ohio hereunder, if requested by Ohio, mutually agree with Ohio that Delivery Service (as defined in said Power Delivery Agreement) to a new Delivery Point designated by Buckeye in an area served by Ohio shall be provided at a voltage of 138 kv, and Ohio agrees that if requested by Buckeye, it will provide Delivery Service to a new Buckeye Delivery Point in the area served by Ohio at a voltage of 138 kv if such delivery voltage is reasonably available and can be provided without undue burden to Ohio taking into account the proximity of existing 138 kv transmission facilities, physical conditions, costs and the requirements of good engineering practices.

     12.3 The parties hereto agree that, notwithstanding any provision of Section 4.3 of the Power Delivery Agreement to the contrary, if at any time Buckeye shall designate a location (referred to in this Section 12.3 as the "Designated Location") within the State of Ohio as a proposed new Delivery Point, or shall request Ohio to establish at such Designated Location an additional Ohio Edison Delivery Point by mutual agreement between Ohio and Ohio Edison Company, and (1) such location is in an area in which transmission and/or distribution facilities of Ohio Edison Company are located, and (2) Ohio Edison Company shall, upon being requested by Ohio to provide an additional Ohio Edison Delivery Point at such Designated Location, advise Ohio that Ohio Edison Company will take such action only under conditions where Ohio pays, or agrees to pay, Ohio Edison Company special compensation in addition to the facilities use charge payable by Ohio to Ohio Edison pursuant to Section 8 of the agreement, dated as of June 20, 1968, between Ohio and Ohio Edison Company, then:

          (a) Ohio shall agree to pay to Ohio Edison Company upon the establishment of such additional Ohio Edison Company Delivery Point the special compensation requested by Ohio Edison Company, and Buckeye shall, if requested by Ohio, reimburse Ohio for one-half (1/2) of the special compensation payable by Ohio to Ohio Edison Company forthwith upon payment, or any installment thereof, unless (b) Ohio or, if Ohio shall have requested Buckeye to reimburse Ohio for one-half (1/2) of the special compensation payable by Ohio to Ohio Edison Company, Buckeye, shall consider the amount and/or the terms of payment of such special compensation to be unreasonable, then a Delivery Point shall be established at the Designated Location, or at a point on the Power Delivery Facilities of Ohio, or adjacent to Ohio's Bulk Transmission Facilities (i) on such terms as shall be determined by mutual agreement of Buckeye and Ohio, or (ii) failing such mutual agreement, on such terms, fairly sharing the benefits and burdens associated with the rendition of Delivery Service at such Designated Location and taking into account all pertinent factors including but not limited to costs, reliability of service, good engineering practice, environmental factors and the long-range plans of the parties, as shall be determined by arbitration pursuant to Section 17.6 of this Agreement; provided, however, that nothing contained in this subsection (b) or in Section 17.6 of this Agreement shall be deemed to preclude, in any such case, Buckeye or Ohio from taking, in lieu of or to supersede an arbitration proceeding (1) such action before The Public Utilities Commission of Ohio in Case No. 34574, or otherwise, (2) such action before the United States Atomic Energy Commission pursuant to any condition contained in any operating license issued by the United States Atomic Energy Commission to Ohio Edison Company, or to Ohio Edison Company and one or more other licensees, under the Atomic Energy Act of 1954, as amended, or otherwise, (3) such action before the Federal Power Commission pursuant to applicable provisions of the Federal Power Act, as amended, or otherwise, (4) such action before the Power Siting Commission of Ohio pursuant to Section 4906 of the Revised Code of Ohio, as amended, or otherwise, (5) such action before such other governmental agency or agencies having jurisdiction in the premises, and/or (6) such action to institute, or participate in, a proceeding or proceedings in court to review any order or orders of any such agency or agencies, as may be considered necessary or appropriate by Buckeye or Ohio, as the case may be, to cause an additional Ohio Edison Delivery Point, or a new Delivery Point, to be established, operated and maintained on reasonable terms;

and provided that Ohio, recognizing that a case-by-case arrangement evolved pursuant to the foregoing provisions of subsections (a) and (b) of this Section 12.3 may not necessarily afford, in Buckeye's view, the most desirable method, from a system planning standpoint, of establishing Delivery Service in the areas where transmission and distribution facilities of Ohio Edison Company are located, agrees that, upon the request of Buckeye, Ohio will consider, and negotiate in good faith with respect to, alternative arrangements for providing on a long term basis Delivery Service to Buckeye Members in such areas.

                              ARTICLE THIRTEEN

                          Classification of Energy.

     13. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Article Thirteen of the Station
Agreement in its entirety and in lieu thereof substitute the following:

     13.1 It is the intention of the parties hereto that operations hereunder and under the Power Delivery Agreement shall be so conducted that (a) electric energy supplied to Buckeye or the Buckeye Members from Cardinal Station shall be consumed wholly within the State of Ohio, (b) electric energy supplied to Buckeye or the Buckeye Members by Ohio pursuant to Articles Nine and Ten hereof otherwise than from Cardinal Station shall be supplied wholly from generation by Ohio or a wholly owned subsidiary of Ohio within the State of Ohio, (c) electric energy supplied to Buckeye or the Buckeye Members by Ohio under the circumstances referred to in subsection (b) of this Section shall be consumed wholly within the State of Ohio, and (d) electric energy supplied to Ohio from Cardinal Station shall be consumed wholly within the State of Ohio.

     13.2 In accordance with the intention of the parties set forth in Section 13.1, Ohio and Buckeye hereby agree that, during any applicable period of measurement:

          (a) Electric energy delivered to Buckeye and/or the Buckeye Members as contemplated by this Agreement and by the Power Delivery Agreement, plus transmission losses applicable thereto, shall be classified as electric energy generated at Cardinal Station whenever the aggregate of such electric energy plus the aggregate of such losses is equal to or less than Total Net Generation at the Cardinal Station.

          (b) Electric energy delivered by Ohio to Buckeye and/or the Buckeye Members pursuant to Articles Nine, Ten and Eleven of this Agreement otherwise than from Cardinal Station, i.e., electric energy supplied to the extent required when the aggregate of the electric energy delivered to Buckeye and/or the Buckeye Members, plus transmission losses applicable thereto, is greater than Total Net Generation at the Cardinal Station, shall be classified as electric energy generated at other generating stations of Ohio located within the State of Ohio.

          (c) Electric energy delivered to Ohio from Cardinal
Station as contemplated by this Agreement shall be classified as electric energy delivered to retail customers of Ohio within the State of Ohio.

     13.3 Ohio and Buckeye shall establish and carry out such procedures as may be necessary to effectuate the provisions of this Article Thirteen and to make any determination requisite for that purpose.

                              ARTICLE FOURTEEN.

                       Functions of Operating Company.

     14. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Article Fourteen of the Station
Agreement in its entirety and in lieu thereof substitute the following:

     14.1 Operating Company shall operate and maintain the Cardinal Station in accordance with the provisions of this Agreement and in conformity with the provisions of the Power Delivery Agreement. In operating and maintaining the Cardinal Station as aforesaid, Operating Company shall act without compensation and only as agent for the Owners. All funds received and disbursements made by Operating Company in connection with the operation and maintenance of the Cardinal Station shall be for the account of the Owners as their interests and obligations shall appear hereunder.

     14.2 Each Owner has purchased at the par value thereof 250 shares of capital stock of Operating Company, representing 50% of the authorized number of such shares. Neither Owner shall sell, assign or otherwise dispose of its share interest in Operating Company except as an entirety to a successor to substantially all its assets, property and business or to the other Owner for cash in the amount of the par value thereof or, in the case of Buckeye, to the Trustees, or either of them, under the Buckeye Mortgage.

     14.3 Each Owner shall be entitled to designate such number of nominees for election as directors of Operating Company as shall represent one-half of the authorized number of such directors and shall also be entitled to designate nominees for election to succeed any director previously nominated by it and elected as contemplated hereby. Each Owner agrees that, in any election of directors of Operating Company, including the election of directors to fill vacancies from time to time existing on the Board of Directors of Operating Company, it will vote the shares of capital stock of Operating Company owned by it for the election of the nominees designated by the other Owner to the end that the Board of Directors of Operating Company shall at all times consist equally of directors nominated by the respective Owners.

     14.4 Operating Company shall keep all necessary books of record, books of account and memoranda of all transactions involving the Cardinal Station and shall make daily, monthly and annual computations and allocations on behalf of the respective Owners as required under this Agreement and the Power Delivery Agreement. The books of record, books of account and memoranda shall be kept by Operating Company on the same basis for each of the Owners and in such manner as to enable either of them to conform, where so required, to the Uniform System of Accounts, and to the rules and regulations of any regulatory body or bodies having jurisdiction.

     14.5 Operating Company shall perform all necessary invoicing on behalf of the respective Owners as herein provided (whether such invoicing shall be to the other Owner or to a third party) when requested by them so to do.

     14.6 Operating Company shall keep the Owners accurately informed (by telephone communication in the case of emergencies) of any operating conditions at the Cardinal Station which may adversely affect its efficiency and reliability as a source of power.

     14.7 Operating Company shall maintain the metering equipment at the Cardinal Station. Each Owner may, at its option and expense, install check metering. Operating Company shall make periodic tests and inspections of the meters (in accordance with policy established by the Cardinal Station Operating Committee) and shall adjust the meters as may be necessary to maintain the same at the highest practicable commercial standard of accuracy. Operating Company will advise the Owners promptly of the results of any meter tests. Operating Company will give the Owners notice of all tests and inspections, and the Owners shall be entitled to have representatives present when such tests and inspections are made. Operating Company shall make additional tests of any of the meters at the request of either Owner. If the periodic or additional tests to be made by Operating Company do not show any meter to be less accurate than 1% slow or fast, no correction shall be made in the various information and statements therefore furnished to the Owners hereunder. If any such tests show that a meter is inaccurate by more than 1% slow or fast, corrections shall be made in the information and statements based on readings derived therefrom furnished to the Owners for the previous month and for the elapsed period in the month during which the test was made, or from the date of the latest test if within the previous month.

     14.8 Funds required by Operating Company for performance of its functions under this Agreement shall be provided by Buckeye and Ohio in accordance with the provisions of Article Five hereof. Operating Company shall establish such bank accounts as it may from time to time require.

     14.9 (a) As soon as practicable after the end of each month, Operating Company shall furnish to Buckeye and to Ohio a statement setting forth in reasonable detail the amounts to be paid by Buckeye and Ohio to or for the account of Operating Company hereunder. Buckeye and Ohio shall pay the amounts respectively to be paid by them within fifteen (15) days after receipt of such statement.

          (b) Buckeye and Ohio recognize that as much as fifteen
(15) days may be required after the close of each calendar month to assemble all the data required to compute and render a final statement. Accordingly, Operating Company may, at its option, or shall upon request by the Owners, render an estimated statement to the Owners promptly after the close of each month, using the then available data. In such event, any necessary adjustments to conform such estimated statement to the final statement shall be submitted at the time when the estimated statement is rendered for the next succeeding month.

          (c) In addition to any amounts required to be paid by them to Operating Company hereunder, Buckeye and Ohio shall pay Operating Company such amounts in dollars as shall be sufficient to reimburse Operating Company for any amounts paid or payable by Operating Company as sales, excise or similar taxes (other than taxes based on or measured by net income) in respect of the total amounts respectively paid by Ohio and Buckeye hereunder and to enable Operating Company, after provision for such taxes, to realize the net amounts payable by Ohio and Buckeye as herein provided.

     14.10 Buckeye and Ohio shall have the right, at any reasonable times during the term of this Agreement, and any extensions thereof, and for five years thereafter, to inspect all books, records and accounts pertaining to the operations of Cardinal Station for five years immediately preceding such inspection, and to make such audits thereof as Buckeye and Ohio may deem necessary in their respective interests.

     14.11 Operating Company has entered into an agreement dated as of January 1, 1968 with American Electric Power Service Corporation, an Ohio Associate, to obtain special services required as an incident to the operation of Cardinal Station.

     14.12 Operating Company is hereby authorized to obtain materials, labor and such other services as it considers necessary in connection with the performance of the functions to be performed by it hereunder from such sources or through such subagents as it may designate.

                              ARTICLE FIFTEEN.

                    Cardinal Station Operating Committee.

     15. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, delete Article Fifteen of the Station
Agreement in its entirety and in lieu thereof substitute the following:

     15.1 There is established hereunder a Cardinal Station Operating Committee consisting of five members to exercise the responsibilities specified in Section 15.5 and to perform such other duties as may from time to time be assigned to it by the Board of Directors of Operating Company.

     15.2 Each Owner shall appoint two authorized representatives to act as members of the Cardinal Station Operating Committee and shall designate alternates who may act in the absence of such representatives, and each Owner shall, in alternate years, appoint the fifth member, who shall serve as the Committee Chairman. Each Owner shall evidence such appointments by written notice to the other Owner and, by similar notice, either Owner may change its representatives or its alternates on such Committee at any time. Each member of the Cardinal Station Operating Committee may invite one other person, who need not be a member of his organization but shall be acting, as his personal advisor, to attend certain meetings of the Cardinal Station Operating Committee as such advisor for the purpose of assisting him in respect of matters scheduled to be considered thereat by prearranging such attendance with the Committee Chairman.

     15.3 The expenses of each member of the Cardinal Station
Operating Committee shall be borne by the Owner he represents.

     15.4 The Cardinal Station Operating Committee shall hold regularly scheduled monthly meetings and may meet at other times upon call of the Chairman of the Committee. Any regularly scheduled meeting of the Committee may be omitted but only by unanimous consent of all members thereof.

     15.5 The responsibilities of the Cardinal Station Operating Committee shall include periodic reviews of Cardinal Station operation and performance with the plant manager thereof, including any problems encountered by plant management in connection therewith, review of the load patterns of Buckeye and Ohio and load forecasts furnished by Buckeye and the Buckeye Members and the collection of statistical data and other information which will be of assistance in connection with scheduling for increases in Buckeye's Total Cardinal Station Capacity Reservation or Buckeye's Total Firm Reservation.

     15.6 Operating Company shall make available to the Cardinal Station Operating Committee studies, reports and recommendations received upon the performance of engineering and special services obtained by Operating Company pursuant to Section 14.11 and 14.12.

                               ARTICLE SIXTEEN

                             Term of Agreement.

     16. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, add in the Station Agreement immediately following Article Fifteen thereof the following:

     16.1 This Agreement shall continue for an initial term from the date on which the Effective Date of Amendment No. 1 to the Station Agreement shall occur to and until the close of business on June 27, 2003; provided, however, that in the event that the Date of Commercial Operation of Buckeye's Additional Unit shall occur before January 1, 1979, then said initial term shall continue for a period of thirty-five (35) years from such Date of Commercial Operation of Buckeye's Additional Unit and, if such Date of Commercial Operation of Buckeye's Additional Unit shall occur on or after January 1, 1979, then said initial term shall continue to January 1, 2014. Buckeye and Ohio shall commence negotiations in respect of the extension of the initial term, or termination, of this Amendment not less than seven (7) years prior to the end of such initial term.

     16.2 Notwithstanding the provisions of Section 16.1, this Agreement shall terminate and be of no further force and effect
(a) upon purchase by Ohio of the property, property interests and facilities owned by Buckeye at the Cardinal Station pursuant to exercise by Ohio of any of the rights and options granted to it by Buckeye in Section 2.8 and, if the Buckeye Mortgage shall then constitute a lien on any property, property interests and facilities so purchased, either the concurrent or substantially concurrent satisfaction and discharge of the Buckeye Mortgage or release of the property, property interests and facilities so purchased from the lien thereof, or (b) at the election of Ohio, upon purchase by Ohio of the property, property interests and facilities owned by Buckeye at the Cardinal Station and the assumption by Ohio pursuant to subsection (i) of Section 2.8, in connection therewith, of the obligations of Buckeye to pay when due the principal of, premium, if any, and accrued interest on all bonds outstanding under the Buckeye Mortgage and to pay any other amount required to be paid by Buckeye under the Buckeye Mortgage and compliance with the conditions specified in said subsection (i) relating to such assumption.

                              ARTICLE SEVENTEEN

                                  General.

     17. Effective as of the Effective Date of Amendment No. 1 to the Station Agreement, add in the Station Agreement immediately following Article Sixteen thereof the following:

     17.1 The parties hereto recognize that this Agreement, the Power Delivery Agreement, and any tariff or rate schedule which shall embody or supersede either, are in certain respects subject to the jurisdiction of The Public Utilities Commission of Ohio, and in certain respects subject to the jurisdiction of the Federal Power Commission under the Federal Power Act, and are subject to such lawful action as any regulatory authority having jurisdiction shall hereafter take with respect thereto. The performance of any obligation of any party hereto shall be subject to the receipt from time to time as required of such authorizations or approvals of regulatory authorities having jurisdiction as shall be required by law.

     17.2 Ohio agrees to pay Buckeye for electric service furnished to Ohio by Buckeye and for the right to receive the same, and Buckeye agrees to pay Ohio for electric service furnished to Buckeye and for the right to receive the same, in accordance with the provisions of this Agreement, or any applicable superseding tariff or rate schedule(s) accepted for filing and made effective by such regulatory agency or agencies as shall have jurisdiction in the premises, each of which is incorporated herein by reference thereto, and service under this Agreement, and/or under any such applicable superseding tariff or rate schedule(s) shall be subject to all of the provisions of this Agreement as the same may be changed or modified by any such superseding tariff or rate schedule(s). It is expressly understood that any party hereto shall be entitled, at any time and from time to time, to make application for, or to take other action, to submit for filing to any regulatory agency having jurisdiction in the premises any tariff or rate schedule(s) designed to supersede, in whole or in part, any provision of this Agreement, or of any prior superseding tariff or rate schedule(s), applicable to any electric service furnished under this Agreement by such party to this Agreement to any other party to this Agreement.

     17.3 The parties hereto agree that, in the event that any term or condition of this Agreement shall become the subject (other than at the instance of a party to this Agreement) of a proceeding before any regulatory agency, the parties will cooperate and use their best efforts to defend the same; provided, however, that if, after the Effective Date of Amendment No. 1 to the Station Agreement, any term or condition of this Agreement or the Power Delivery Agreement or any term or condition under which electric service shall be provided by Ohio to Buckeye, or by Buckeye to Ohio, shall be required to be changed in any such proceeding pursuant to final order of a regulatory authority having jurisdiction, then the parties hereto shall, at the request of Buckeye or of Ohio, review the terms and conditions of this Agreement and of the Power Delivery Agreement in the light of such change and shall negotiate in good faith with respect to any additional change or changes which either Buckeye or Ohio shall consider necessary or desirable to restore, in the light of such change, the relative relationships between benefits and burdens under all of the interrelated conditions of this Agreement and the Power Delivery Agreement which existed prior to such change; and provided further that, in the event that the parties hereto shall not agree to any additional change or changes so requested, then any party hereto shall, upon delivery of prior written notice to each other party hereto, be entitled to take such action before, or make such filings with, any regulatory authority having jurisdiction with respect to any term or condition of this Agreement or of the Power Delivery Agreement as such party shall deem appropriate and, in the event of any such action by any party, the terms and conditions under which service shall be rendered by any party hereto shall be the terms and conditions as so changed or shall result from any ensuing action by or before any regulatory authority having jurisdiction.

     17.4 All notices under this Agreement shall be in writing and, if to Ohio, shall be sufficient in all respects if delivered in person to its President, Executive Vice President or Vice President or sent by registered mail or certified mail addressed to it at its office at 301 Cleveland Avenue, S. W., Canton, Ohio 44702, or at any subsequent address of which Ohio may notify Buckeye in writing; if to Buckeye, shall be sufficient in all respects if delivered in person to its Executive Manager, or sent by registered mail or certified mail to its office at 4302 Indianola Avenue, Columbus, Ohio 43214, or any subsequent address of which Buckeye may notify Ohio in writing; and, if to Operating Company, shall be sufficient in all respects if delivered in person to its President or sent by registered mail or certified mail to such address as Operating Company shall provide to Buckeye and Ohio by notice given as herein provided.

     17.5 If, at any time, there shall be a dispute or difference of opinion between Buckeye and Ohio in respect of the amount of any payment to be made by either of them hereunder, then on or prior to the date herein fixed for such payment the billed party shall pay the amount thereof which it admits to be due and at the same time (a) may pay to the billing party under protest all or any part of any amount in dispute, and (b) shall deliver to the billing party a written statement of the reasons why any amount claimed by the billing party to be due is disputed, and the issues in connection therewith shall be submitted to arbitration in accordance with the terms of Section 17.6. Upon determination of the dispute, the billing party shall refund any portion of the amount in dispute paid by the billed party in excess of the amount held to have been due, and the billed party shall pay to the billing party any amount by which the disputed amount paid, if any, was less than the amount held to have been due. Interest at 6% per annum shall be paid from the payment date to the date of any subsequent payment or refund, as the case may be. The payment by the billed party of any amount or disputed amount, or the acceptance by the billing party of any amount or disputed amount, as contemplated hereby prior to such arbitration shall not be regarded as a waiver by either of them and shall not in any way prejudice the rights of either of them to additional payment or refund, as the case may be. No payment made or received under this Section 17.5 shall be construed to effect a waiver or release by any party or to prejudice the rights of any party to additional payment or refund, as the case may be.

     17.6 Any controversy, claim, counterclaim, defense, dispute, difference or misunderstanding arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration before three arbitrators one of whom shall be named by Buckeye, one of whom shall be named by Ohio and the third of whom shall be named by the two arbitrators appointed by Buckeye and Ohio, respectively. In the event that the two arbitrators so appointed shall fail to name a third arbitrator within thirty (30) days after the date of the appointment of the second of them, then any party to the arbitration proceeding may upon written notice to the other party or parties thereto apply to the person who is the senior acting judge of the United States Court of Appeals for the 6th Judicial Circuit for the appointment of a third arbitrator; provided, however, that if, for any reason, there shall be no such senior acting judge or if such a senior acting judge shall fail, within thirty (30) days after such application, to make such appointment, then the third arbitrator shall be appointed by the American Arbitration Association. The arbitration proceeding shall be conducted in accordance with the Rules of the American Arbitration Association then in effect, and judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. This provision shall survive the termination of this Agreement. The parties expressly agree that this provision shall constitute a condition precedent to the institution of any proceeding in any court relating to the subject matter hereof, provided, however, that nothing herein contained shall (a) preclude, or be deemed to preclude, any party to this Agreement from taking action contemplated by this Agreement before, or making such filings with, any regulatory authority having jurisdiction with respect to any term or condition of this Agreement or of the Power Delivery Agreement as such party shall deem appropriate, or (b) require, or be deemed to require, any such party to institute, or complete, an arbitration proceeding under this Section 17.6 prior to the taking of such action before, or the making of such filing with, any such regulatory authority.

     17.7 The failure of any party hereto to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of its rights hereunder, shall not be construed as a waiver of any such provisions, or the relinquishment of any such rights, but the same shall continue to remain in full force and effect.

     17.8 (a) Ohio shall not be held responsible or liable for any loss or damage to Buckeye or any Buckeye Member on account of its failure to perform any obligation to be performed by it hereunder at any time, caused by Act of God, fire, flood, explosion, strike, civil or military authority, governmental action or inaction, insurrection or riot, enemy attack, malicious mischief, act of the elements, failure of equipment, or any other cause beyond its control or failure of any portion of the Power Delivery Facilities and/or Ohio's Bulk Transmission Facilities; provided, however, that Ohio shall use its best efforts to resume with utmost dispatch the performance of any obligation hereunder, the performance of which is excused by this subsection. Failure of Ohio to furnish Back-up Power and/or Replacement Power because of the aforesaid conditions shall not relieve Buckeye of its obligation to make available to Ohio the amounts of capacity specified in Article Ten hereof and failure of Ohio to furnish Buckeye's Supplementary Power because of the aforesaid conditions shall not relieve Buckeye of its obligation to make available to Ohio the amounts of capacity specified in Article Ten hereof.

          (b) Buckeye shall not be held responsible or liable for any loss or damage to Ohio on account of its failure to perform any obligation to be performed by it hereunder at any time, caused by Act of God, fire, flood, explosion, strike, civil or military authority, governmental action or inaction, insurrection or riot, enemy attack, malicious mischief, act of the elements, failure of equipment, or any other beyond its control or failure of any portion of its facilities of any Buckeye Member; provided, however, that Buckeye shall use its best efforts to resume with utmost dispatch the performance of any obligation hereunder, the performance of which is excused by this subsection. Failure of Buckeye to make capacity available to Ohio hereunder because of the aforesaid conditions of this Agreement shall not relieve Ohio of its obligations to furnish Back-up Power or Buckeye's Supplementary Power or to make payments to Buckeye as herein provided.

          (c) Operating Company shall not be held responsible or liable for any loss or damage to Ohio, Buckeye or to any Buckeye Member on account of its failure to perform any obligation to be performed by it hereunder at any time, caused by Act of God, fire, flood, explosion, strike, civil or military authority, governmental action or inaction, insurrection or riot, enemy attack, malicious mischief, act of the elements, failure of equipment, or any other cause beyond its control, or failure of any portion of the Power Delivery Facilities and/or Ohio's Bulk Transmission Facilities; provided, however, that Operating Company shall use its best efforts to resume with utmost dispatch the performance of any obligation hereunder, the performance of which is excused by this subsection.

          (d) The parties hereto hereby recognize that if either Buckeye or Ohio shall be precluded by any of the reasons specified in the foregoing force majeure provisions of this
Section 17.8 from carrying out its obligations under this Agreement or any of the agreements referred to in this Agreement, some alternative arrangement may be necessary for the delivery of power to Buckeye Members and, in case such an alternative arrangement becomes necessary under such conditions, it is the intention of the parties hereto to negotiate in good faith some alternative arrangement designed to provide for the delivery to the Buckeye Members of their requirements in part from Buckeye's entitlement in the Cardinal Station and in part from generating stations of Ohio within the State of Ohio under terms approximating, as nearly as practicable in the light of then prevailing conditions, those contemplated herein and in the Power Delivery Agreement.

     17.9 (a) Buckeye shall make available to Ohio, and Ohio shall purchase from Buckeye, all energy associated with test power generated by Buckeye's Additional Unit during the test period prior to the Date of Commercial Operation thereof.

          (b) In any calendar month during such test period, Ohio shall pay Buckeye for energy associated with test power generated by Buckeye's Additional Unit, an amount of dollars equal to the product of (i) the metered net kilowatthours of test power generated by Buckeye's Additional Unit and delivered to Ohio's Bulk Transmission Facilities during such month, and (ii) the sum of (A) the average fuel cost per kilowatthour determined for the Initial Cardinal Station for such month and (B) 50 percent of the average maintenance cost per kilowatthour determined for the Initial Cardinal Station for the twelve month period including such month and the eleven months immediately preceding such month.

          (c) The total proceeds to Buckeye pursuant to Section
17.9(b) above shall be applied by Buckeye in reduction of costs of construction of Buckeye's Additional Unit.

     17.10 This Agreement shall not be assigned by either Buckeye or Ohio, except to a successor to substantially all of its assets, property and business, without the prior written consent of the other party; provided that either Buckeye or Ohio, or both, may assign its right, title and interest in, to and by virtue of this Agreement, including any and all extensions, renewals, amendments and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor, and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the State of Ohio, and such trustee or trustees may transfer, convey and assign all the right, title and interest of the assigning party in, to or by virtue of this Agreement in connection with any proceeding (whether or not judicial) to realize on any security provided for said bonds or other obligations or securities to any purchaser of any part of such security. It is further expressly stipulated and provided that no assignment by either Buckeye or Ohio to any other person or party of any of their rights or interests under this contract shall have the effect of relieving Buckeye or Ohio, as the case may be, from full liability and financial responsibility for performance (both before and after any such assignment) of all the obligations and duties herein provided and imposed upon Buckeye and Ohio, respectively, nor shall any such assignment by Buckeye or Ohio have the effect of waiving or releasing or in any manner altering or changing whatsoever the express restrictions and covenants as to the use to be made of electric energy sold and delivered hereunder as provided in this Agreement. This Agreement shall not be assigned by Operating Company under any circumstances without the prior written consent of Ohio and Buckeye and of the Trustees under the Buckeye Mortgage. Subject to the foregoing provisions of this Section, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     17.11 In the event of any act or omission by Buckeye which would give Ohio the right, immediately or after lapse of a period of time, to cancel or terminate this Agreement, Ohio shall give written notice of such act or omission to the Trustees under the Buckeye Mortgage and shall not exercise such right against Buckeye if, within 60 days after the receipt of such notice by such Trustees, the corporate trustee under the Buckeye Mortgage shall undertake in a written notice to Ohio that, from and after the date of such written notice to Ohio, said corporate trustee will be responsible for the performance of all of the obligations of Buckeye under this Agreement and, to the extent that any act or omission by Buckeye occurring prior to the date of the delivery by Ohio of written notice thereof to said Trustees can be remedied, will remedy the same, and that said corporate trustee will promptly commence the performance of such obligations. If any act or omission by Buckeye occurring prior to the date of delivery by Ohio of written notice thereof to the Trustees cannot be remedied, Ohio shall look solely to Buckeye for redress in respect of such act or omission. In the event that, after receipt by Ohio of a written notice from the corporate trustee under the Buckeye Mortgage that said corporate trustee will be responsible for the performance of all of the obligations of Buckeye under this Agreement, an act or omission by said corporate trustee occurs which would give Ohio the right, immediately or after lapse of a period of time, to cancel or terminate this Agreement, Ohio shall be entitled to exercise such right with the same consequences as if said corporate trustee had not substituted itself for Buckeye in the performance of Buckeye's obligations under this Agreement.

     17.12 It is understood and agreed by the parties hereto that if any one or more provisions contained herein shall be finally determined by any court of competent jurisdiction to contravene, or be invalid under, any applicable provision of law, such contravention or invalidity shall not invalidate this Agreement, but this Agreement shall be construed as if not containing such provision or provisions and the rights and obligations of the parties shall be construed and enforced accordingly; provided, however, that no obligation other than those herein provided (except for changes in rates or charges) shall thereby be imposed on any party; and provided further that to the extent that any such provision or provisions shall constitute a part of any effective rate schedule, or terms and conditions thereof, on file with any regulatory agency having jurisdiction such provision or provisions shall remain in full force and effect (i) unless and until modified by valid final order of such regulatory agency or
(ii) unless and until such provision or provisions in such rate schedule, or terms and conditions thereof, shall be finally determined by any court of competent jurisdiction to contravene, or be invalid under, any applicable provisions of law. In the event that an occasion shall arise requiring that this Agreement be construed as if not containing a particular provision or provisions as aforesaid and the effect thereof shall be to impose on any party an obligation other than those herein provided (except for changes in rates or charges), the parties will negotiate in good faith to provide a substitute for such provision or provisions.

                              ARTICLE EIGHTEEN.

           Effective Date of Amendment No. 1 to Station
Agreement.

     18.1 This Amendment No. 1 to the Station Agreement shall become effective, and the Effective Date of Amendment No. 1 to the Station Agreement shall occur, on the date on which the last of the following events shall have occurred:

          (a) The Rural Electrification Administration (i) shall have approved in writing this Amendment No. 1 to the Station Agreement and (ii) shall have determined in writing that the Construction Agreement between Ohio and Buckeye, dated as of October 1, 1973 and this Amendment No. 1 to the Station Agreement complies with all applicable requirements of the Equity Contribution Agreement dated as of December 31, 1971, between the United States of America (acting through the Administrator of the Rural Electrification Administration), Buckeye and each of the Buckeye Members;

          (b) The Public Utilities Commission of Ohio shall have issued an order, in Case No. 34573 or otherwise, authorizing and approving the arrangements provided for in this Amendment No. 1 to the Station Agreement and such order shall have become effective in accordance with such terms and conditions as may be therein contained;

          (c) This Amendment No. 1 to the Station Agreement and/or any rate schedule, tariff or instrument specified in the order referred to in clause (b) of this Section 18.1 shall have been filed with The Public Utilities Commission of Ohio;

          (d) This Amendment No. 1 to the Station Agreement shall have been filed with, and accepted for filing without condition by, the Federal Power Commission under the Federal Power Act as a rate schedule, or as a supplement to Rate Schedule FPC Nos. 1; 1.1; and 1.2, of Buckeye, and as a rate schedule, or as a supplement to Rate Schedule FPC Nos. 69; 69.1; and 69.2, of Ohio under circumstances (x) where the Federal Power Commission shall not have suspended this Amendment No. 1 to the Station Agreement or any part thereof, and (y) where the Federal Power Commission shall have issued an order under the Federal Power Act that (i) all portions of this Amendment No. 1 to the Station Agreement which by their terms are to become effective on the Effective Date of Amendment No. 1 to the Station Agreement shall become effective as such rate schedule or supplement under the Federal Power Act on the later of (A) a date not later than ninety (90) days subsequent to the date of the issuance of such order, and
(B) the Effective Date of Amendment No. 1 to the Station Agreement, and (ii) all portions of this Amendment No. 1 to the Station Agreement which by their terms are to become effective on the date of Commercial Operation of Buckeye's Additional Unit, shall become effective as such rate schedule or supplement under the Federal Power Act, on such date of Commercial Operation of Buckeye's Additional Unit and (iii) did not by its terms, or in a separate order issued substantially concurrent with such order, institute an investigation under the provisions of Section 206 of the Federal Power Act into the justness and reasonableness of the provisions of Amendment No. 1 to the Station Agreement, the Power Delivery Agreement, or any other agreement to which Buckeye and Ohio are parties involving the construction and/or operation of the Cardinal Station;

          (e) The expiration of a period which shall be equal to the longer of (i) the period between the date of the issuance of the order of the Federal Power Commission referred to in clause
(d) above and a date sixty (60) days after such date; and (ii) the period between the date of the issuance of such order and the date specified in such order pursuant to clause (d) (y) (i) above;

          (f) If the orders of the Federal Power Commission referred to in clause (d) above shall have been entered in a proceeding under the Federal Power Act in which any party or parties in addition to Buckeye, Ohio and Operating Company participated, such orders shall have become final and not subject to review under Section 313 of the Federal Power Act;

          (g) If proceedings to review the orders referred to in clause (d) above shall have been initiated by any party, an order of a court of competent jurisdiction affirming such orders in all respects shall have become final and shall not be subject to further review;

          (h) The Federal Power Commission shall have issued an order pursuant to Section 204 of the Federal Power Act authorizing Buckeye to issue and sell additional Bonds under the Buckeye Mortgage, in an aggregate principal amount not exceeding $204,500,000 and on the terms contemplated by the Buckeye Mortgage, and said order shall have become final and not subject to review under Section 313 of the Federal Power Act;

          (i) Buckeye, Cardinal and Ohio shall each have caused this Amendment No. 1 to the Station Agreement to be executed by their officers thereunto duly authorized; and

          (j) Buckeye shall have executed and delivered the Second Supplemental Indenture to the Buckeye Mortgage, shall have received pursuant to the Equity Contribution Agreement the sum of $17,000,000 in cash, representing contributions of the Buckeye Members to the equity capital of Buckeye; Buckeye and the respective purchasers shall have executed and delivered a Bond Purchase Agreement, dated October 1, 1973 (in the form heretofore delivered to Ohio) providing for the issue and sale by Buckeye of up to $170,000,000 principal amount of its First Mortgage Bonds, 8 3/8% Series, and Buckeye and the United States of America, acting through the Administrator of the Rural Electrification Administration, shall have executed and delivered a Bond Purchase Agreement, dated October 1, 1973 (in the form heretofore delivered to Ohio) providing for the issue and sale by Buckeye of up to $34,500,000 principal amount of its First Mortgage Bonds, 5% Series.

Each party hereto will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing events shall occur and that this Amendment No. 1 to the Station Agreement shall become effective as provided in this Section 18.1 at the earliest practical date.

     18.2 This Amendment No. 1 to the Station Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered herein. If for any reason one or more of the events specified in Section 18.1 of this Amendment No. 1 to the Station Agreement shall not have occurred before July 1, 1974 then and in that event this Amendment No. 1 to the Station Agreement shall, on and after July 1, 1974, terminate with the result that at such time the Station Agreement, dated as of January 1, 1968 among Ohio, Buckeye and Operating Company shall continue in accordance with the terms thereof with the same force and effect as if this Amendment No. 1 to the Station Agreement had never been executed and delivered by the parties hereto.

                              ARTICLE NINETEEN.

                                 Appendices.

     19.1 Effective as of the Effective Date of Amendment No. 1 to the Station Agreement delete Appendix A, Appendix B, Appendix C, Appendix E and Appendix F to the Station Agreement in their entirety; substitute in lieu thereof Appendix A, Appendix B, Appendix C, Appendix E and Appendix F, in each case in the form attached to Amendment No. 1 to the Station Agreement. Effective as of the Date of Commercial Operation of Buckeye's Additional Unit, delete Appendix D to the Station Agreement in its entirety.

     IN WITNESS WHEREOF, the parties have caused this Amendment
No. 1 to the Station Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

                              OHIO POWER COMPANY


                              BY /s/ G. V. PATTERSON
                                   Vice President


                              BUCKEYE POWER, INC.


                              BY /s/ HOWARD A. CUMMINS
                                   Executive Manager


                              CARDINAL OPERATING COMPANY


                              BY /s/ CHARLIE F. JACK
                                  Vice President

                               AMENDMENT NO. 2

                                     to

                              STATION AGREEMENT


                          Dated as of March 1, 1976


          WHEREAS, Ohio Power Company (Ohio), Buckeye Power, Inc. (Buckeye) and Cardinal Operating Company (Cardinal) have entered into Amendment No. 1, dated as of October 1, 1973, to Station Agreement dated as of January 1, 1968 (Amendment No. 1); and

          WHEREAS, Buckeye proposes to execute and deliver a Fourth Supplemental Mortgage and Deed of Trust, dated as of April 15, 1976 (the Fourth Supplemental Indenture), to the Mortgage and Deed of Trust, dated as of April 1, 1968 between Buckeye and The Ohio National Bank of Columbus, as Trustee, and

          WHEREAS, the parties desire to modify the definitions of certain terms as set forth in Amendment No. 1 to reflect the execution and delivery of the Fourth Supplemental Indenture proposed by Buckeye;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties do hereby agree as follows:

                                  ARTICLE I

                      Modifications of Amendment No. 1

          1. The reference in subclause (i) of clause (A) of the definition of "Buckeye Additional Unit Monthly Carrying Charge" contained in Section 1.1 of Amendment No. 1 to the "Second
Supplemental Indenture" shall be deemed to refer to and to include the Second Supplemental Indenture and the Fourth
Supplemental Indenture.

          2. The reference in said subclause (i) of clause (A) to "Bonds (not exceeding $204,500,000)" shall be deemed to refer to "Bonds" (not exceeding $269,500,000)."

          3. The definition of "Buckeye Mortgage" contained in said Section 1.1 shall be deemed to be the Mortgage and Deed of Trust dated as of April 1, 1968, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture thereto, made by Buckeye with The Ohio National Bank as Trustee.

                                  ARTICLE II

                       Effective Date of Amendment No. 2

    This Amendment No. 2 shall become effective on the date on which the last of the following events shall have occurred:

          (a) The Rural Electrification Administration shall have approved in writing this Amendment No. 2;

          (b) The Public Utilities Commission of Ohio shall have issued an order authorizing and approving this Amendment No. 2, such order shall have become effective in accordance with such terms and conditions as may be therein contained;

          (c) This Amendment No. 2 shall have been filed with, and accepted for filing without condition or suspension by, the Federal Power Commission under the Federal Power Act as a rate schedule, or as a supplement to Rate Schedule FPC No. 69 of Ohio under circumstances where the Federal Power Commission did not institute an investigation under the provisions of Section 206 of the Federal Power Act into the justness and reasonableness of the provisions of this Amendment No. 2 to the Station Agreement, or any other agreement to which Buckeye and Ohio are parties involving the construction and/or operation of the Cardinal Station;

         (d) Buckeye, Cardinal and Ohio shall each have caused this Amendment No. 2 to be executed by their officers thereunto duly authorized; and

         (e) Buckeye shall have executed and delivered the Fourth Supplemental Indenture to the Buckeye Mortgage, and Buckeye and the Louisville Bank for Cooperatives shall have executed and delivered a Loan Agreement, dated December 5, 1975 (in the form heretofore delivered to Ohio) providing for the issue and sale by Buckeye of up to $65,000,000 principal amount of its First Mortgage Bonds, LBC Series.

Each party hereto will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing events shall occur and that this Amendment No. 2 shall become effective as provided in this Article II at the earliest practical date.

     IN WITNESS WHEREOF, the parties have caused this Amendment
No. 2 to be executed by their officers thereunto duly authorized as of the date first above written.


                              OHIO POWER COMPANY


                              By  /s/ G.P. Maloney
                                   Vice President


                              BUCKEYE POWER, INC.


                              By  /s/ Charlie F. Jack
                                   Chief Engineer

                              CARDINAL OPERATING COMPANY


                              By  /s/ G.V. Patterson
                                   Vice President

                               AMENDMENT NO. 3

                                     to

                              STATION AGREEMENT

                          Dated as of March 1, 1977

     WHEREAS, Ohio Power Company (Ohio), Buckeye Power, Inc. (Buckeye) and Cardinal Operating Company (Cardinal) have entered into Amendment No. 1, dated as of October 1, 1973, to Station Agreement dated as of January 1, 1968 (Amendment No. 1) and Amendment No. 2, dated as of March 1, 1976, to said Station Agreement (Amendment No. 2); and

     WHEREAS, Buckeye has executed and delivered a Fifth
Supplemental Mortgage and Deed of Trust, dated as of February 1,
1977 (the Fifth Supplemental Indenture), to the Mortgage and Deed of Trust, dated as of April 1, 1968 between Buckeye and The Ohio
National Bank of Columbus, as Trustee, and

     WHEREAS, the parties desire to modify the definitions of certain terms as set forth in Amendment No. 1, as heretofore modified by Amendment No. 2, to reflect the execution and delivery of the Fifth Supplemental Indenture;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties do hereby agree as follows:

                                  ARTICLE I

                      Modifications of Amendment No. 1
                  as heretofore modified by Amendment No. 2

          1. The reference in subclause (i) of clause (A) of the definition of "Buckeye Additional Unit Monthly Carrying Charge" contained in Section 1.1 of Amendment No. 1 to the "Second
Supplemental Indenture" shall be deemed to refer to and to include the Second Supplemental Indenture, the Fourth
Supplemental Indenture and the Fifth Supplemental Indenture.

          2. The reference in said subclause (i) of clause (A) to "Bonds (not exceeding $269,500,000)" shall be deemed to refer to "Bonds (not exceeding $310,000,000)."

          3. The Definition of "Buckeye Mortgage" contained in said Section 1.1 shall be deemed to be the Mortgage and Deed of Trust dated as of April 1, 1968, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture thereto, made by Buckeye with The Ohio National Bank of Columbus, as Trustee.

                                 ARTICLE II

                      Effective Date of Amendment No. 3

     This Amendment No. 3 shall become effective on the date on which the last of the following events shall have occurred:

          (a) The Rural Electrification Administration shall have approved in writing this Amendment No. 3;

          (b) The Public Utilities Commission of Ohio shall have issued an order authorizing and approving this Amendment No. 3, and such order shall have become effective in accordance with such terms and conditions as may be therein contained;

          (c) This Amendment No. 3 shall have been filed with, and accepted for filing without condition or suspension by, the Federal Power Commission under the Federal Power Act as a rate schedule, or as a supplement to Rate Schedule FPC No. 69 of Ohio under circumstances where the Federal Power Commission did not institute an investigation under the provisions of Section 206 of the Federal Power Act into the justness and reasonableness of the provisions of this Amendment No. 3 to the Station Agreement, or any other agreement to which Buckeye and Ohio are parties involving the construction and/or operation of the Cardinal Station;

          (d) Buckeye, Cardinal and Ohio shall each have caused this Amendment No. 3 to be executed by their officers thereunto duly authorized; and

          (e) Buckeye shall have executed and delivered the Fifth Supplemental Indenture to the Buckeye Mortgage, and Buckeye and the Louisville Bank for Cooperatives shall have executed and delivered a Loan Agreement, dated January 25, 1977 (in the form heretofore delivered to Ohio) providing for the issue and sale by Buckeye of up to $31,650,000 principal amount of its First Mortgage Bonds, LBC-B Series.

Each party hereto will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing events shall occur and that this Amendment No. 3 shall become effective as provided in this Article II at the earliest practical date.

     IN WITNESS WHEREOF, the parties have caused this Amendment
No. 3 to be executed by their officers thereunto duly authorized as of the date first above written.


                              OHIO POWER COMPANY


                              By /s/ Frank N. Bien
                                  Vice President


                              BUCKEYE POWER, INC.


                              By /s/ Howard A. Cummins
                                  Executive Manager


                              CARDINAL OPERATING COMPANY


                              By /s/ G.V. Patterson
                                  Vice President

                               AMENDMENT NO. 4

                                     to

                              STATION AGREEMENT

                        Dated as of December 1, 1977

     WHEREAS, Ohio Power Company (Ohio), Buckeye Power, Inc. (Buckeye) and Cardinal Operating Company (Cardinal) have entered into Amendment No. 1, dated as of October 1, 1973, to Station Agreement dated as of January 1, 1968 (Amendment No. 1), and Amendment No. 2, dated as of March 1, 1976 (Amendment No. 2) and Amendment No. 3, dated as of March 1, 1977 (Amendment No. 3), to said Station Agreement; and

     WHEREAS, the parties have waived the occurrence of the event specified in paragraph (b) of Article II of Amendment No. 3, which is hereby confirmed, and Amendment No. 3 has thereby become effective as of September 20, 1977; and

     WHEREAS, Buckeye contemplates executing and delivering a Sixth Supplemental Indenture Mortgage and Deed of Trust, dated as of November 15, 1977 (the Sixth Supplemental Indenture), to the Mortgage and Deed of Trust, dated as of April 1, 1968 between Buckeye and The Ohio National Bank of Columbus, as Trustee, and

     WHEREAS, the parties desire to modify the definitions of certain terms as set forth in Amendment No. 1, as heretofore modified, to reflect the execution and delivery of the Sixth
Supplemental Indenture;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties do hereby agree as follows:

                                  ARTICLE I

                      Modifications of Amendment No. 1
                           as heretofore modified

          1. The reference in subclause (i) of clause (A) of the definition of "Buckeye Additional Unit Monthly Carrying Charge" contained in Section 1.1 of Amendment No. 1, as amended by Amendments No. 2 and No. 3 to the "Second Supplemental Indenture" shall be deemed to refer to and to include the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture.

          2. The reference in said subclause (i) of clause (A) to "Bonds (not exceeding $310,000,000)" shall be deemed to refer to "Bonds (not exceeding $340,000,000)."

          3. The definition of "Buckeye Mortgage" contained in said Section 1.1 shall be deemed to be the Mortgage and Deed of Trust dated as of April 1, 1968, as amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture thereto, made by Buckeye with The Ohio National Bank of Columbus, as Trustee.

                                 ARTICLE II

                      Effective Date of Amendment No. 4

     This Amendment No. 4 shall become effective on the date on which the last of the following events shall have occurred:

          (a) The Rural Electrification Administration shall have approved in writing this Amendment No. 4;

          (b) The Public Utilities Commission of Ohio shall have issued an order authorizing and approving this Amendment No. 4 and such other shall have become effective in accordance with such terms and conditions as may be therein contained;

          (c) This Amendment No. 4 shall have been filed with, and accepted for filing without condition or suspension by, the Federal Energy Regulatory Commission under the Federal Power Act as a rate schedule, or as a supplement to Rate Schedule FPC 69 of Ohio under circumstances where the Federal Energy Regulatory Commission did not institute an investigation under the provisions of Section 206 of the Federal Power Act into the justness and reasonableness of the provisions of this Amendment No. 4 to the Station Agreement, or any other agreement to which Buckeye and Ohio are parties involving the construction and/or operation of the Cardinal Station;

          (d) Buckeye, Cardinal and Ohio shall each have caused this Amendment No. 4 to be executed by their officers thereunto duly authorized; and

          (e) Buckeye shall have executed and delivered the Sixth Supplemental Indenture and shall have executed and delivered on or more loan agreements with Louisville Bank of Cooperatives or with another lender or lenders providing for the issuance and sale of up to $30,000,000 principal amount of additional first mortgage bonds maturing no earlier than the maturity date of the LBC Series Bonds and providing for a sinking fund or funds for the purchase, redemption or retirement of such additional first mortgage bonds which shall not result in a retirement of a percentage of such first mortgage bonds on any sinking fund payment date greater than on the corresponding sinking fund payment date for the LBC Series Bonds.

Each party hereto will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing events shall occur and that this Amendment No. 4 shall become effective as provided in this Article II at the earlier practical date.

     IN WITNESS WHEREOF, the parties have cause this Amendment
No. 4 to be executed by their officers thereunto duly authorized as of the date first above written.

                              OHIO POWER COMPANY


                              By /s/ G.P. Maloney
                                  Vice President


                              BUCKEYE POWER, INC.


                              By /s/ Ralph May


                              CARDINAL OPERATING COMPANY


                              By /s/ Frank N. Bien
                                  Vice President

                                AMENDMENT NO. 5

                                      to

                               STATION AGREEMENT

        Amendment dated as of April 15, 1980, to Station Agreement dated as of January 1, 1968, among OHIO POWER COMPANY, an Ohio corporation (herein called "Ohio"), BUCKEYE POWER, INC., an Ohio corporation not for profit (herein called "Buckeye"), and CARDINAL OPERATION COMPANY, an Ohio corporation (herein called "Operating Company").


                             W I T N E S S E T H :

        WHEREAS Ohio, Buckeye and Operating Company have entered into a Station Agreement dated as of January 1, 1968 and four amendments thereto dated, respectively, as of October 1, 1973, March 1, 1976, March 1, 1977 and December 1, 1977, with respect to the operation of the Cardinal Station; and

        WHEREAS, since the commencement of operations by Buckeye in 1968, new Buckeye Members, including Buckeye Member
Cooperative Inc., have come into existence in addition to the original Buckeye Members; and

        WHEREAS the experience of the Buckeye Members in the years since the commencement of operations by Buckeye in 1968 reflects, to a greater degree than originally contemplated, sharp winter peak demands during relatively brief time periods resulting from the increased utilization by customers of the Buckeye Members of electric power and energy for home heating, thus establishing Buckeye Cardinal Peak Demands under the Station Agreement at successively higher levels while the loads served by the Buckeye Members at other times of the year could be substantially increased without increasing the Buckeye Cardinal Peak Demand, and it is the desire of the Buckeye Members to sell to the greatest extent practicable such off-peak power, and the energy related thereto, without increasing the Buckeye Cardinal Peak Demand, it being hoped that sales of such type could improve Buckeye's utilization of Buckeye's Units and thereby be in the best interests of Buckeye and its Buckeye Members; and

        WHEREAS, Ohio, Buckeye and Operating Company desire to effect further amendments to the Station Agreement to provide a means pursuant to which the respective rights and obligations of the parties may be further defined and clarified to facilitate, among other purposes of the Agreement, the sale at wholesale of off-peak power, and the energy related thereto, by the Buckeye Members to electric utility systems;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto do hereby agree as follows:

                                  ARTICLE ONE

                                 Definitions.

        1.1 Effective as of the Effective Date of Amendment No. 5 to the Station Agreement and at the end of Section 1.1. of the Station Agreement add the following additional definitions:

        Adjustment Period means the period of years commencing with the calendar in which Amendment No. 5 to the Station Agreement becomes effective and terminating at the end of the calendar year in which the balance of dollars in Buckeye's Unrecovered Excess Capacity Account shall become zero.

        Buckeye Adjusted Reserve Factor means, for any calendar year during the Adjustment Period in which the Buckeye Annual Capacity Utilization Factor is greater than 0.89, the sum of (a)
0.15 and (b) the product of (i) 1.168539 and (ii) the amount by which the Buckeye Annual Capacity Utilization Factor for such year exceeds 0.89.

        Buckeye Annual Capacity Utilization Factor means for any calendar year the ratio that is obtained by dividing (a) the sum obtained by adding the Buckeye Cardinal Monthly Demand for each month of such calendar year by (b) the sum obtained by adding the Buckeye Cardinal Peak Demand for each month of such calendar year.

                                  ARTICLE TWO

                         Operation of Cardinal Station.

        2.1 Effective as of the Effective Date of Amendment No. 5 to the Station Agreement, delete Section 8.2 of the Station
Agreement in its entirety and substitute the following:

        8.2 The entitlement of Ohio and Buckeye in and to the use of the Total Net Capability of the Cardinal Station shall be determined as follows:

        (a) Buckeye shall be entitled at any time, subject to the provisions of Subsection (b) of this Section 8.2 and to the provisions of Section 12.5, to that portion of the generating capacity then available at the Cardinal Station to the extent required to supply the total amount of the Buckeye Power Requirement at such time, up to a maximum entitlement equal to 86.9565% of the total Buckeye's Contractual Net Capability of Buckeye's Initial Unit and Buckeye's Additional Unit.

          (b) Buckeye shall take such action as is necessary to provide reasonable assurance that the Buckeye Annual Capacity Utilization Factor for any calendar year during the Adjustment Period shall not exceed 0.89, provided, however, that in the event that the Buckeye Annual Capacity Utilization Factor for any calendar year during the Adjustment Period shall after the end of such year be determined to have exceeded 0.89, the following retroactive substitutions, recalculations and billing adjustments shall be made for such year:

          (1) The sum of (a) 100% and (b) the product of (i) 100 and (ii) the Buckeye Adjusted Reserve Factor for such year shall be substituted for the figure 115%, as included in one or more instances in the sections and definitions listed as follows:

               The definition, in Section 1.1, of Contract Excess
Capacity.
               Article Four, Sections 4.4(a) and 4.4(b).
               Article Five, Sections 5.2 and 5.3.
               Article Seven, Section 7.4.
               Article Ten, Section 10.2, 10.3(e) and 10.3(h).
               Appendix F. Sections A(4) and B(19).

          (2) The product of (A) 100% and (B) the ratio that is obtained by dividing (i) unity by (ii) the sum of (a) unity and
(b) the Buckeye Adjusted Reserve Factor for such year shall be substituted for the figure 86.9565%, as included in one or more instances in the sections and definitions listed as follows:

               The definitions, in Section 1.1., of Buckeye's
Additional Unit Capacity Reservation, Adjustment Period and
Buckeye's Supplementary Power Demand.

               Article Eight, Sections 8.2(a), 8.4(a), 8.4(b),
8.4(c), 8.8.
               Article Nine, Section 9.2(d).
               Article Ten, Section 10.2.

          (3) The difference between (A) unity and (B) the ratio that is obtained by dividing (i) unity by (ii) the sum of (a) unity and (b) the Buckeye Adjusted Reserve Factor for such year shall be substituted for the figure 0.130435, as included in three instances in Article Nine, Section 9.2(a).

          (4) All computations and billings under the Station Agreement which are affected by the substitutions provided for in this Subsection 8.2(b) shall be retroactively recalculated for such year to take into account the effect of such substitutions, and any resulting billing credits or charges shall be rendered to Ohio and Buckeye.

          (c) Ohio shall be entitled at any time to that portion of the generating capacity then available at the Cardinal Station in excess of the entitlement of Buckeye thereto at such time, subject, however, to the rights of Buckeye to receive therefrom Back-up Power and Buckeye's Supplementary Power as provided in Articles Nine and Ten of this Agreement.

                                ARTICLE THREE

                   Back-up of Buckeye Power Requirements.

          3.1 Effective as of the Effective Date of Amendment No. 5 to the Station Agreement, delete Section 9.2(c) and Section 9.2(e) of the Station Agreement in their entirety and in lieu thereof substitute Section 9.2(c) and Section 9.2(e) of the Station Agreement as follows:

          (c) Back-up Energy, for any hour, shall be equal to the amount by which the lesser of (i) Buckeye's Cardinal Hourly Demand or (ii) Buckeye's Total Firm Reservation, exceeds (iii) the sum of (A) Total Net Available Capability of Buckeye's Units for such hour, (B) energy associated with Buckeye's Supplementary Power, if any, for such hour as determined by the provisions of
Section 10.3(j) of this Agreement, and (C) energy associated with Buckeye's Excess Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(k) of this Agreement. Back-up Energy, as determined for each hour, shall be accumulated and billed on a calendar month basis.

                                    * * *

          (e) Energy associated with Replacement Power, for any hour in which Ohio is not obligated to furnish Back-up Power, shall, if Ohio supplies energy associated with Replacement Power, be equal to the amount by which the lesser of (i) Buckeye's Cardinal Hourly Demand or (ii) Buckeye's Total Firm Reservation, exceeds (iii) the sum of (A) Total Net Available Capability of Buckeye's Units for such hour, (B) energy associated with Buckeye's Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(j) of this Agreement, and (C) energy associated with Buckeye's Excess Supplementary Power, if any, for such hour as determined by the provisions of Section 10.3(k) of this Agreement. Energy associated with Replacement Power, as determined for each hour, shall be accumulated and billed on a calendar month basis.

                                ARTICLE FOUR

                              Delivery Service.

          4.1 Effective as of the Effective Date of Amendment No.
5 to the Station Agreement, add at the end of Article Twelve of the Station Agreement the following new Sections 12.4 and 12.5:

          12.4 (a) In order to provide for the sale of off-peak power, and the energy related thereto, by the Buckeye Members, at wholesale to electric utility systems within the State of Ohio, Buckeye Bulk Power Delivery Points, in addition to Delivery Points as defined and provided for in the Power Delivery Agreement, may be established at points on Ohio's Bulk Transmission Facilities in Ohio as designated in accordance with the procedures described in Subsections 12.4(b), 12.4(c) and 12.4(d) herein.

          (b) Buckeye Bulk Power Delivery Points may be established at points on Ohio's Bulk Transmission Facilities in Ohio at which a portion of the Buckeye Power Requirement is to be delivered to Buckeye for the ultimate purpose of sale at wholesale to one or more electric utility systems within the State of Ohio by a Buckeye Member either (i) at points where Ohio's Bulk Transmission Facilities in Ohio interconnect with bulk transmission facilities of electric utility systems in Ohio, including Buckeye or any Buckeye Member, which are not otherwise interconnected with any other electric system, or (ii) at (x) points where Ohio's Bulk Transmission Facilities in Ohio interconnect with bulk transmission facilities of electric utility systems in Ohio which are otherwise interconnected in turn with still other electric utility systems, or (y) at facilities owned by Buckeye or any Buckeye Member which are interconnected with bulk transmission facilities of other electric utility systems in Ohio which are in turn interconnected with still other electric utility systems.

          (c) In the case of Buckeye Bulk Power Delivery Points to be established under conditions described in subclause (i) of Subsection 12.4(b) each such Buckeye Bulk Power Delivery Point shall be established only at a location in the State of Ohio; provided however, that (i) in no case shall such Buckeye Bulk Power Delivery Point be established where the initial demand at such point of delivery shall be less than 1500 kilowatts, (ii) in each case, it shall be the responsibility of Buckeye, a Buckeye Member, or its appropriate customer, to make all arrangements necessary for receipts of power and energy delivered by Ohio to Buckeye under this Agreement at such Buckeye Bulk Power Delivery Point, (iii) in each case Buckeye, a Buckeye Member, or its appropriate customer shall make all arrangements necessary for the construction and maintenance of any necessary substation equipment, including such control, switching, metering and protective equipment as the established practice of Ohio requires at similar locations on its system, and (iv) in no case shall Ohio be required in establishing any such Buckeye Bulk Power Delivery Point to provide any additions to Ohio's Bulk Transmission Facilities or any of its other facilities including the construction or installation of any connecting span or spans of conductors to the facilities of Buckeye or such Buckeye Member (except under circumstances where (x) Buckeye agrees to pay the entire cost thereof, and (y) the physical arrangements shall be mutually agreed upon in writing by Buckeye and Ohio, which agreement shall not unreasonably be withheld).

        (d) In the case of Buckeye Bulk Power Delivery Points to be established under conditions described in subclause (ii) of Subsection 12.4(b) hereinabove, each such Buckeye Bulk Power Delivery Point shall be established only at a location in the State of Ohio; provided, however, that (i) in no case shall such Buckeye Bulk Power Delivery Point be established where the initial demand at such point of delivery shall be less than 5000 kilowatts, (ii) in each case, it shall be the responsibility of Buckeye, a Buckeye Member, or its appropriate customer, to make all arrangements necessary for receipts of power and energy delivered by Ohio to Buckeye under this Agreement at such Buckeye Bulk Power Delivery Point, and (iii) in no case shall Ohio be required, in establishing such Buckeye Bulk Power Delivery Point to provide any additions to Ohio's Bulk Transmission Facilities, or to any of its other facilities (except under circumstances where (x) Buckeye agrees to pay the entire cost thereof, and (y) the physical arrangements shall be mutually agreed upon in writing by Buckeye and Ohio, which agreement shall not unreasonably be withheld).

        (e) Buckeye may, by giving Ohio such reasonable notice as shall be mutually agreed upon by the parties, schedule hourly amounts of power to be delivered by Ohio to Buckeye at each of the Buckeye Bulk Power Delivery Points established under conditions described in subclause (ii) of Subsection 12.4(b) hereinabove and may, by mutual agreement, schedule hourly amounts of power to be delivered by Ohio to Buckeye at one or more of the Buckeye Bulk Power Delivery Points established under conditions described in subclause (i) of Subsection 12.4(b) hereinabove.
The parties shall take all steps necessary to minimize deviations between actual and scheduled deliveries of such power and energy.

        (f) Buckeye Additional Scheduled Delivery Points Hourly Demand for any hour shall mean the sum of (a) the total number of kilowatts of demand scheduled for such hour by Buckeye for delivery by Ohio to Buckeye in accordance with the provisions of Subsection 12.4(e) hereinabove at the Buckeye Bulk Power Delivery Points established under conditions described in subclauses (i) and (ii) of Subsection 12.4(b), and (b) the total number of kilowatts of demand established by Buckeye during such hour as measured by suitable metering equipment at the Buckeye Bulk Power Delivery Points established under conditions described in subclause (i) of Subsection 12.4(b) hereinabove. In the event scheduled service to any of the Buckeye Bulk Power Delivery Points established under conditions described in subclauses (i) and (ii) of Subsection 12.4(b) is interrupted or affected in any hour for any reason, so that the total number of kilowatts of power scheduled by Ohio to Buckeye at such Buckeye Bulk Power Delivery Points for such hour cannot be delivered, the Buckeye Additional Scheduled Delivery Points Hourly Demand at such Buckeye Bulk Power Delivery Points shall equal that portion of the scheduled amounts of power which can be delivered in such hour.

          (g)  For all purposes of the Station Agreement, Buckeye
Additional Scheduled Delivery Points Hourly Demand shall be considered to be included in the Power Delivery Facilities Hourly
Demand (as defined in the Power Delivery Agreement).

          (h) The amounts of power and the associated amounts of energy scheduled for delivery by Ohio to Buckeye in accordance with the provisions of Subsection 12.4(e) hereinabove at the Buckeye Bulk Power Delivery Points established under conditions described in subclauses (i) and (ii) of Subsection 12.4(b), as well as the metered power and associated energy delivered by Ohio to Buckeye at the Buckeye Bulk Power Delivery Points established under conditions described in subclause (i) of Subsection 12.4(b) hereinabove shall, for all purposes of this Agreement, be considered a portion of the Buckeye Power Requirement.

          12.5 In order to preserve the respective entitlements of Ohio and Buckeye as provided hereunder, Buckeye represents, warrants and agrees that it will use its best efforts not to schedule, except by mutual agreement, a Buckeye Additional Scheduled Cardinal Hourly Demand under circumstances which it could reasonably estimate would cause, as a result of such scheduling, a new Buckeye Cardinal Peak Demand to be established in any hour.

                                ARTICLE FIVE

                      Effective Date of Amendment No. 5
                            to Station Agreement.

          5.1 This Amendment No. 5 to the Station Agreement and the Station Agreement as modified by Amendments 1 through 5 shall become effective on the date on which the last of the following events shall have occurred:

          (a) The Rural Electrification Administration shall have approved in writing this Amendment No. 5 to the Station
Agreement;

          (b) The Public Utilities Commission of Ohio shall have issued an order authorizing and approving the arrangements provided for in this Amendment No. 5 to the Station Agreement and such order shall have become effective without condition;

          (c) This Amendment No. 5 to the Station Agreement shall have been filed with, and accepted for filing without condition by, the Federal Energy Regulatory Commission (FERC) under the Federal Power Act as a rate schedule, or as a supplement to a rate schedule, of Ohio; and

          (d) Buckeye, Operating Company and Ohio shall each have caused this Amendment No. 5 to the Station Agreement to be executed by their officers thereunto duly authorized.

Each party hereto will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing events shall occur and that this Amendment No. 5 to the Station Agreement shall become effective as provided in this Section 5.1 at the earliest practical date.

           IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to the Station Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

                              OHIO POWER COMPANY


                              By /s/ A. Joseph Dowd
                                  Vice President


                              BUCKEYE POWER, INC.


                              By /s/ Robert M. Cleveland
                                  President


                              CARDINAL OPERATING COMPANY


                              By /s/ Frank N. Bien
                                  Vice President

                               AMENDMENT NO. 6

                                     to

                              STATION AGREEMENT

          Amendment dated as of June 1, 1981, to Station Agreement dated as of January 1, 1968 among OHIO POWER COMPANY, an Ohio corporation (herein called "Ohio"), BUCKEYE POWER, INC., an Ohio corporation not for profit (herein called "Buckeye"), and CARDINAL OPERATING COMPANY, an Ohio corporation (herein called "Operating Company").

                            W I T N E S S E T H :

          WHEREAS, Ohio, Buckeye and Operating Company have entered into a Station Agreement dated as of January 1, 1968 and five amendments thereto dated, respectively, as of October 1, 1973, March 1, 1976, March 1, 1977, December 1, 1977 and April 15, 1980, with respect to the operation of the Cardinal Station; and

          WHEREAS, as indicated in the preambles to Amendment No. 5 to the Station Agreement, the experience of the Buckeye Members in the years since the commencement of operations by Buckeye in 1968 reflects, to a greater degree than originally contemplated, sharp winter peak demands during relatively brief time periods resulting from the increased utilization by customers of the Buckeye Members of electric power and energy for home heating, thus establishing Buckeye Cardinal Peak Demands under the Station Agreement at successively higher levels while the loads served by the Buckeye Members at other times of the year could be substantially increased without increasing the Buckeye Cardinal Peak Demand, and it is the desire of the Buckeye Members to sell to the greatest extent practicable such off-peak power, and the energy related thereto, without increasing the Buckeye Cardinal Peak Demand, it being hoped that sales of such type could improve Buckeye's utilization of Buckeye's Units and thereby be in the best interests of Buckeye and its Buckeye Members; and

          WHEREAS, Ohio is an associate company in the holding company system as defined in the Public Utility Holding Company Act of 1935 (herein called the "1935 Act") of which American Electric Power Company, Inc. (herein called "American"), a corporation organized and existing under the laws of the State of New York and also qualified to do business in the State of Ohio, is the holding company; and

          WHEREAS, Columbus and Southern Ohio Electric Company (herein called "Columbus"), a corporation organized and existing under the laws of the State of Ohio, became a subsidiary company, as defined in the 1935 Act, of American in May 1980, and at such time also became (i) an "associate company", as defined in the 1935 Act, in the holding company system in which American and Ohio are, among other corporations, also associate companies and
(ii) an "Ohio Associate", as defined in the Station Agreement;
and

          WHEREAS, Buckeye, Ohio, Operating Company and Columbus desire, for the limited purpose of providing for the establishment and operation of Buckeye Bulk Power Delivery Points pursuant to Sections 12.4 and 12.5 of the Station Agreement, to include the 138-kv and 345-kv transmission facilities owned by Columbus within the State of Ohio (excluding any such facilities, or interests therein, which are commonly owned by Columbus as a tenant-in-common with other corporations or otherwise jointly owned with other corporations which are not Ohio Associates as defined in the Station Agreement) as part of the transmission facilities which are defined as "Ohio's Bulk Transmission Facilities" in connection with the establishment and operation of one or more Buckeye Bulk Power Delivery Points pursuant to Sections 12.4 and 12.5 of the Station Agreement; and

          WHEREAS, Ohio, Buckeye and Operating Company desire to effect an additional amendment to the Station Agreement to give effect to the purpose described in the next preceding preamble of this Amendment No. 6 to the Station Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Ohio, Buckeye and Operating Company do hereby agree as follows:

                                 ARTICLE ONE

                 Inclusion of Bulk Transmission Facilities
                    of Columbus As A Part Of Ohio's Bulk
                           Transmission Facilities

          1.1 Effective as of the date when this Amendment No. 6 to the Station Agreement shall initially become effective and (a) so long as Columbus shall constitute an Ohio Associate, as defined in Section 1.1 of the Station Agreement, of which this Amendment No. 6 is a part, and (b) so long as the Station Agreement as amended by Amendment Nos. 1 through 6, shall remain in effect, or, if the provisions of this Amendment No. 6 to the Station Agreement shall be amended with the prior written consent of Columbus, so long as the Station Agreement, as so amended, shall remain in effect, as herein provided, the 138-kv and 345-kv transmission facilities which are owned by Columbus within the State of Ohio (excluding any such facilities, or interests therein, which are owned by Columbus as a tenant-in-common, or otherwise jointly owned, with other corporations which are not Ohio Associates) shall be, and be deemed to be, a part of Ohio's Bulk Transmission Facilities under the Station Agreement for the purposes of Section 12.4 and Section 12.5 of the Station Agreement, and such other provisions of the Station Agreement as are related to the establishment of, and operations related to Buckeye Bulk Power Delivery Points; provided, however, that (i) in no case shall the establishment of any Buckeye Bulk Power Delivery Point impair the ability of Columbus or Ohio to supply power and energy to other customers of Columbus or Ohio, and (ii) in any case where a Buckeye Bulk Power Delivery Point involves a connection with facilities owned by Columbus, Buckeye, or the Buckeye Member involved, shall reimburse Columbus for such necessary equipment (including expenses associated with the operation of such equipment), as the established practice of Columbus requires, to operate, control and meter delivery of power and energy at such a Buckeye Bulk Power Delivery Point; and provided further that, during the period between the date when this Amendment No. 6 to the Station Agreement shall initially become effective pursuant to Section 2.1 hereof, and the date when this Amendment No. 6 to the Station Agreement shall become fully effective as provided in Section 2.2 hereof, (i) no Buckeye Bulk Power Delivery Point shall be established at any point on Ohio's Bulk Transmission Facilities in Ohio, comprising any 138-kv and/or 345-kv transmission facilities of Columbus, which would require any additions on any of Ohio's Bulk Transmission Facilities, or any of its other facilities or those of Columbus, or which would require the construction or installation of any connecting span or spans of conductors to facilities of Buckeye, a Buckeye Member, or a customer of either, and (ii) it shall be the responsibility of Buckeye, a Buckeye Member, or its appropriate customer, during such interim period to make with Columbus all arrangements necessary for receipts of power and energy delivered by Ohio to Buckeye under the Station Agreement at such Buckeye Bulk Power Delivery Point, it being the purpose and intent of Ohio, Buckeye and Operating Company that, until Amendment No. 6 to the Station Agreement shall become fully effective pursuant to Section 2.2 hereof, deliveries of power and energy to Buckeye or a Buckeye Member, or to a customer of Buckeye or such Buckeye Member, shall be effected over facilities of Columbus which are currently interconnected with facilities of some other electric system and which are, at the date of this Amendment No. 6 to the Station Agreement installed and fully capable of operation without the installation of any further facilities of any nature; and further provided that, in the event that this Amendment No. 6 to the Station Agreement shall not become fully effective pursuant to Section 2.2 hereof prior to November 1, 1981 this Amendment No. 6 shall no longer be effective on and after November 1, 1981 except that Buckeye, any Buckeye Member involved and Ohio shall make such arrangements and adjustments as shall be necessary to eliminate any and all such interconnections with the facilities of Columbus as a Buckeye Bulk Power Delivery Point and to restore the parties, and Columbus, to the respective positions they would have occupied if the initial effective date of Amendment No. 6 to the Station Agreement had never occurred. A Buckeye Bulk Power Delivery Point established on the transmission facilities of Columbus pursuant to the provisions of this Amendment No. 6 to the Station Agreement shall not be deemed to be a Delivery Point established pursuant to Article Four of the Power Delivery Agreement.
Nothing contained in this Amendment No. 6 to the Station Agreement, however, shall be construed to restrict, limit or waive, directly or by implication, any rights which (i) Buckeye or (ii) Columbus or Ohio may have under the Power Delivery Agreement.

                                 ARTICLE TWO

                      Effective Date of Amendment No. 6
                            to Station Agreement

          2.1 The initial effective date of this Amendment No. 6 to the Station Agreement shall be the date on which the last of the following events shall have occurred:

          (i) Buckeye, Operating Company and Ohio shall each have completed the execution of this Amendment No. 6 to the Station Agreement by their respective officers thereunto duly authorized;

          (ii)  Columbus shall have completed by a duly
authorized officer the form of consent and agreement with the foregoing provisions of this Amendment No. 6 to the Station
Agreement which is hereto attached; and

          (iii)  June 30, 1981.

          2.2 This Amendment No. 6 to the Station Agreement, and the Station Agreement as modified by Amendments 1 through 6, shall become fully effective on the date on which the last of the following events shall have occurred:

          (a) The initial effective date of this Amendment No. 6 to the Station Agreement shall have occurred;

          (b) The Rural Electrification Administration shall have approved in writing this Amendment No. 6 to the Station
Agreement;

          (c) The Public Utilities Commission of Ohio shall have issued an order authorizing and approving the arrangements provided for in this Amendment No. 6 to the Station Agreement and such order shall have become effective without condition; and

          (d) This Amendment No. 6 to the Station Agreement shall have been filed with, and accepted for filing without condition by, the Federal Energy Regulatory Commission under the Federal Power Act as a rate schedule, or as a supplement to a rate schedule, of Columbus or Ohio, or both.

Each party hereto will use its best efforts to take or cause to be taken all action requisite to the end that the foregoing event shall occur and that this Amendment No. 6 to the Station
Agreement shall become fully effective as provided in this
Section 2.2 at the earliest practical date.

          IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to the Station Agreement to be executed by their officers thereunto duly authorized as of the date first above written.


                              OHIO POWER COMPANY


                              By /s/ W.S. White
                          Chairman of the Board and
                           Chief Executive Officer


                              BUCKEYE POWER, INC.


                              By /s/ Robert N. Clinch, Jr.
                                    President


                              CARDINAL OPERATING COMPANY


                               By /s/ Frank N. Bien
                                 Vice President

     Columbus and Southern Ohio Electric Company (herein called "Columbus") intending to be legally bound, does hereby consent to, and agree with, the foregoing provisions of Amendment No. 6 to the Station Agreement which is hereto attached to the same extent as if Columbus were a party to the Station Agreement, as so amended, on June 30, 1981.


                              COLUMBUS AND SOUTHERN OHIO
                                 ELECTRIC COMPANY


                              By /s/ Ben T. Ray
                                  President